SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

PIMCO EQUITY SERIES (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)

and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PIMCO EQUITY SERIES

650 Newport Center Drive

Newport Beach, California 92660

July 5, 2016

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of PIMCO Dividend and Income Fund (the “Fund”), a series of PIMCO Equity Series (the “Trust”), I am pleased to invite you to a special meeting of shareholders (the “Meeting”) of the Fund to be held at the Newport Beach Marriott Hotel & Spa, Avalon Room, 900 Newport Center Drive, Newport Beach, California 92660 on August 26, 2016 at 9:00 A.M., Pacific time.

The Fund previously was named the PIMCO Dividend and Income Builder Fund, and the equity portion of the Fund’s portfolio was managed by a Pacific Investment Management Company LLC (“PIMCO”) portfolio manager (the “PIMCO PM”). Effective June 16, 2016, the Board approved changes to the Fund’s name to PIMCO Dividend and Income Fund as well as changes to the Fund’s non-fundamental investment objective, dividend distribution policy and certain non-fundamental investment guidelines. Additionally, in connection with this transition, the Board approved changes to reduce the Fund’s annual investment advisory fee from 0.69% to 0.49% (and at the same time eliminated the existing 0.16% fee waiver) such that the Fund’s gross advisory fee decreased from 0.69% to 0.49% and net advisory fee decreased from 0.53% to 0.49%. Upon announcement of the changes to the Fund, it was expected that the PIMCO PM and associated team members would no longer be employed at PIMCO. In light of their expected departure, and in light of the Board’s approval of changes to the Fund’s non-fundamental investment objective and policies, PIMCO advised the Board that it believed it was in the best interests of shareholders for PIMCO to hire Research Affiliates, LLC (“Research Affiliates”) and Parametric Portfolio Associates LLC (“Parametric”) as sub-adviser and portfolio implementer, respectively, with respect to the equity portion of the Fund’s portfolio. Accordingly, as further discussed herein, on June 15, 2016, the Board approved PIMCO hiring Research Affiliates as interim sub-adviser and Parametric as interim portfolio implementer to manage the equity portion of the Fund’s portfolio, pursuant to interim sub-advisory and interim portfolio implementation agreements, respectively.

At the Meeting, shareholders of the Fund will be asked to approve a sub-advisory agreement (the “Sub-Advisory Agreement”) between PIMCO, the Fund’s investment adviser, and Research Affiliates, pursuant to which Research Affiliates would serve as sub-adviser to the Fund. Shareholders of the Fund will also be asked to approve a portfolio implementation agreement (“Portfolio Implementation Agreement”) among PIMCO, Research Affiliates, and Parametric, pursuant to which Parametric would serve as portfolio implementer to the Fund.

The Board and PIMCO believe that utilizing the Research Affiliates approach to manage the equity portion of the Fund’s portfolio, with portfolio implementation services provided by Parametric, is in the best interests of shareholders and therefore recommends that you approve the agreements with Research Affiliates and Parametric, respectively.

Your vote is important. After reviewing the proposals, the Board of Trustees unanimously agreed that approval of the Sub-Advisory Agreement and Portfolio Implementation Agreement is in the best interests of the Fund’s shareholders and voted to approve them, as more fully described in the accompanying proxy statement. On behalf of the Board of Trustees, I ask you to review the proposals and vote. For more information about the proposals requiring your vote, please refer to the accompanying proxy statement.

No matter how many shares you own, your timely vote is important. If you are not able to attend the Meeting, then please complete, sign, date and mail the enclosed proxy card(s) promptly in order to avoid the expense of additional mailings. If you have any questions regarding the proxy statement, please call (800) 511-9495.

Thank you in advance for your participation in this important event.

Sincerely,

Brent R. Harris
Chairman of the Board

PIMCO EQUITY SERIES

PIMCO Dividend and Income Fund

(formerly, PIMCO Dividend and Income Builder Fund)

650 Newport Center Drive

Newport Beach, California 92660

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held August 26, 2016

Dear Shareholder:

Notice is hereby given that a special meeting of shareholders of the PIMCO Dividend and Income Fund (formerly, the PIMCO Dividend and Income Builder Fund) (the “Fund”), a series of PIMCO Equity Series (the “Trust”), will be held at the Newport Beach Marriott Hotel & Spa, Avalon Room, 900 Newport Center Drive, Newport Beach, California 92660 on August 26, 2016 at 9:00 A.M., Pacific time, or as adjourned from time to time (the “Meeting”).

The Fund previously was named the PIMCO Dividend and Income Builder Fund, and the equity portion of the Fund’s portfolio was managed by a Pacific Investment Management Company LLC (“PIMCO”) portfolio manager (the “PIMCO PM”). Effective June 16, 2016, the Board of Trustees (the “Board”) approved changes to the Fund’s name to PIMCO Dividend and Income Fund as well as changes to the Fund’s non-fundamental investment objective, dividend distribution policy and certain non-fundamental investment guidelines. Additionally, in connection with this transition, the Board approved changes to reduce the Fund’s annual investment advisory fee from 0.69% to 0.49% (and at the same time eliminated the existing 0.16% fee waiver) such that the Fund’s gross advisory fee decreased from 0.69% to 0.49% and net advisory fee decreased from 0.53% to 0.49%. Upon announcement of the changes to the Fund, it was expected that the PIMCO PM and associated team members would no longer be employed at PIMCO. In light of their expected departure, and in light of the Board’s approval of changes to the Fund’s non-fundamental investment objective and policies, PIMCO advised the Board that it believed it was in the best interests of shareholders for PIMCO to hire Research Affiliates, LLC (“Research Affiliates”) and Parametric Portfolio Associates LLC (“Parametric”) as sub-adviser and portfolio implementer, respectively, with respect to the equity portion of the Fund’s portfolio. Accordingly, as further discussed herein, on June 15, 2016, the Board approved PIMCO hiring Research Affiliates as interim sub-adviser and Parametric as interim portfolio implementer to manage the equity portion of the Fund’s portfolio, pursuant to interim sub-advisory and interim portfolio implementation agreements, respectively.

The Board and PIMCO believe that utilizing the Research Affiliates approach to manage the equity portion of the Fund’s portfolio, with portfolio implementation services provided by Parametric, is in the best interests of shareholders and therefore recommends that you approve the agreements with Research Affiliates and Parametric, respectively.

The Meeting is being held for the following purposes:

1.	To approve a sub-advisory agreement for the Fund between PIMCO, the Fund’s investment adviser, and Research Affiliates (the “Sub-Advisory Agreement”);

2.	To approve a portfolio implementation agreement for the Fund among PIMCO, Research Affiliates, and Parametric (the “Portfolio Implementation Agreement”); and

3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

After careful consideration, the Trustees of the Trust unanimously approved the proposals and recommended that shareholders vote “FOR” the proposals.

The matters referenced above are discussed in detail in the proxy statement attached to this notice. The Board of Trustees has fixed the close of business on June 29, 2016 as the record date for determining shareholders entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof. Each share of the Fund is entitled to one vote with respect to proposals on which that Fund’s shareholders are entitled to vote, with fractional votes for fractional shares.

Shareholders may attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is requested to complete, date and sign the enclosed proxy card, and return it in the envelope provided. You also have the opportunity to provide voting instructions via telephone or the Internet. In order to avoid unnecessary expense and additional outreach to you, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact DF King & Co. Inc., an ASTOne Company, at (800) 511-9495 (toll-free) Monday through Friday from 9 a.m. to 10 p.m. ET.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on August 26, 2016. This Notice

of Special Meeting of Shareholders, the Proxy Statement and the form of proxy cards are available on the Internet at www.proxyonline.com/docs/PIMCODividendIncomeFund. On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Proxy Statement, the form of proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By Order of the Board of Trustees

Joshua D. Ratner, Secretary July 5, 2016

PIMCO EQUITY SERIES

PIMCO Dividend and Income Fund

(formerly, PIMCO Dividend and Income Builder Fund)

650 Newport Center Drive

Newport Beach, California 92660

For proxy information call:

(800) 511-9495

For account information call:

(888) 877-4626

If a broker or other nominee holds your shares, you may contact the broker or nominee directly.

PROXY STATEMENT

Special Meeting of Shareholders

To be Held on August 26, 2016

This proxy statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board of Trustees” or the “Board”) of PIMCO Equity Series (the “Trust”), a Delaware statutory trust and open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), for use at a special meeting of shareholders of the PIMCO Dividend and Income Fund (formerly, the PIMCO Dividend and Income Builder Fund) (the “Fund”), a series of the Trust (the “Meeting”) and any adjournments or postponements thereof. The Meeting is scheduled to be held at the Newport Beach Marriott Hotel & Spa, Avalon Room, 900 Newport Center Drive, Newport Beach, California 92660 on August 26, 2016 at 9:00 A.M., Pacific time, or as adjourned from time to time. This Proxy Statement, Notice of Meeting and proxy card are first being mailed to shareholders on or about July 8, 2016.

The Fund previously was named the PIMCO Dividend and Income Builder Fund, and the equity portion of the Fund’s portfolio was managed by a Pacific Investment Management Company LLC (“PIMCO”) portfolio manager (the “PIMCO PM”). Effective June 16, 2016, the Board approved changes to the Fund’s name to PIMCO Dividend and Income Fund as well as changes to the Fund’s non-fundamental investment objective, dividend distribution policy and certain non-fundamental investment guidelines. Additionally, in connection with this transition, the Board approved changes to reduce the Fund’s annual

1

investment advisory fee from 0.69% to 0.49% (and at the same time eliminated the existing 0.16% fee waiver) such that the Fund’s gross advisory fee decreased from 0.69% to 0.49% and net advisory fee decreased from 0.53% to 0.49%. Upon announcement of the changes to the Fund, it was expected that the PIMCO PM and associated team members would no longer be employed at PIMCO. In light of their expected departure, and in light of the Board’s approval of changes to the Fund’s non-fundamental investment objective and policies, PIMCO advised the Board that it believed it was in the best interests of shareholders for PIMCO to hire Research Affiliates, LLC (“Research Affiliates”) and Parametric Portfolio Associates LLC (“Parametric”) as sub-adviser and portfolio implementer, respectively, with respect to the equity portion of the Fund’s portfolio. Accordingly, as further discussed herein, on June 15, 2016, the Board approved PIMCO hiring Research Affiliates as interim sub-adviser and Parametric as interim portfolio implementer to manage the equity portion of the Fund’s portfolio, pursuant to interim sub-advisory and interim portfolio implementation agreements, respectively.

The Board and PIMCO believe that utilizing the Research Affiliates approach to manage the equity portion of the Fund’s portfolio, with portfolio implementation services provided by Parametric, is in the best interests of shareholders and therefore recommends that you approve the agreements with Research Affiliates and Parametric, respectively.

The Meeting is being held for the following purposes:

1.	To approve a sub-advisory agreement for the Fund between PIMCO, the Fund’s investment adviser, and Research Affiliates (the “Sub-Advisory Agreement”);

2.	To approve a portfolio implementation agreement for the Fund among PIMCO, Research Affiliates, and Parametric (the “Portfolio Implementation Agreement”); and

3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of the Fund’s shares (“Shares”) will be voted “FOR” the proposals. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to

2

the Secretary of the Trust (addressed to the Secretary at the principal executive office of the Trust, 650 Newport Center Drive, Newport Beach, California 92660). However, attendance at the Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein.

Only shareholders or their duly appointed proxy holders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against the Trust’s shareholder list. If a broker or other nominee holds your Shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the Shares as of the record date, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

The record date for determining shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof has been fixed at the close of business on June 29, 2016 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each Share registered in his or her name.

As of the Record Date, the following number of Shares of the Fund, and each class of the Fund, representing the corresponding number of votes, were outstanding:

Fund	Number of Shares Outstanding (Votes)
PIMCO Dividend and Income Fund — Class A	16,766,115.910
PIMCO Dividend and Income Fund — Class C	19,607,878.972
PIMCO Dividend and Income Fund — Class D	1,070,936.289
PIMCO Dividend and Income Fund — Institutional Class	3,181,825.448
PIMCO Dividend and Income Fund — Class P	3,442,114.376

PIMCO Dividend and Income Fund	44,068,870.995

Please see Appendix F for more information regarding the beneficial ownership of Fund Shares.

Shareholders can find important information about the Fund in the annual and semi-annual reports to shareholders, dated June 30, 2015 and December 31, 2015, respectively, each of which previously has been furnished to shareholders. Shareholders may request another copy of these reports by writing to the Trust

3

at the above address, by calling the appropriate telephone number above or online at https://www.pimco.com/resources.

PROPOSAL 1: APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

The Board of Trustees is proposing that shareholders approve a sub-advisory agreement (the “Sub-Advisory Agreement”), a copy of which is attached as Appendix A, to be entered into between PIMCO and Research Affiliates. The Trust and PIMCO wish to retain the services of Research Affiliates as sub-adviser to the Fund. The description of the Sub-Advisory Agreement that follows is qualified in its entirety by reference to Appendix A.

Proposal Summary

As discussed in the Fund’s prospectus, effective June 16, 2016, the Fund seeks to provide current income that exceeds the average yield on global stocks and to provide long-term capital appreciation by investing under normal circumstances at least 80% of its assets in a diversified portfolio of income-producing investments, and will typically invest between 60-80% of its assets in equity and equity-related securities (such portion of the Fund’s portfolio, the “Equity Sleeve”) providing exposure to a portfolio of stocks (the “RAE Income Global Portfolio”). The stocks for the Equity Sleeve are selected by Research Affiliates from a broad universe of global equities.

Research Affiliates currently serves as sub-adviser to the Fund with respect to the Equity Sleeve pursuant to an interim sub-advisory agreement (“Interim Sub-Advisory Agreement”) approved by the Board on June 15, 2016, in reliance on Rule 15a-4 under the 1940 Act and pertinent regulatory guidance. With respect to services provided by Research Affiliates to the Fund’s Equity Sleeve, the terms of the Interim Sub-Advisory Agreement are substantially identical to the terms of the proposed Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act and pertinent regulatory guidance, the Interim Sub-Advisory Agreement has a duration no greater than 150 days and may be terminated at any time by the Board or a majority of the Fund’s outstanding voting securities without penalty on not more than 10 calendar days’ written notice. The compensation arrangement under the Interim Sub-Advisory Agreement is substantially the same as under the proposed Sub-Advisory Agreement with respect to the Fund; however, pursuant to Rule 15a-4 and pertinent regulatory guidance: (i) the compensation earned under the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account with the Fund’s custodian or a bank; (ii) if the proposed Sub-Advisory Agreement is approved by

4

shareholders by the end of the Interim Sub-Advisory Agreement’s 150-day term, the amount in the escrow account (including interest earned) will be paid to Research Affiliates; and (iii) if no contract with Research Affiliates pertaining to the Fund is approved by shareholders by the end of the Interim Sub-Advisory Agreement’s 150-day term, Research Affiliates will be paid, out of the escrow account, the lesser of: (a) any costs incurred in performing the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow); or (b) the total amount in the escrow account (plus interest earned).

Research Affiliates uses the RAE® Fundamental (“RAE®”) methodology as a starting point for portfolio construction with respect to the Equity Sleeve. The RAE methodology selects and weights stocks by fundamental measures of company size rather than by market capitalization and then incorporates additional active insights on measures such as quality and momentum, among other factors, to seek to enhance risk-adjusted returns. Selections are further refined through additional yield and financial health screens to create a portfolio that seeks to provide an attractive current yield and long-term capital appreciation. Actual stock positions in the RAE Income Global Portfolio, which drift apart from target weights as market prices change, are rebalanced to target weights periodically.

Below is a summary of the Sub-Advisory Agreement. Following the subsequent discussion of Proposal 2 is information about PIMCO and Research Affiliates and a discussion of the factors considered by the Board of Trustees when it approved the Interim Sub-Advisory Agreement and Sub-Advisory Agreement.

Proposed Sub-Advisory Agreement

The Board of Trustees unanimously approved the Sub-Advisory Agreement at an in-person meeting held on June 15, 2016, subject to approval by the Fund’s shareholders. The Sub-Advisory Agreement will take effect as soon as practicable after it is approved by shareholders of the Fund. The Sub-Advisory Agreement amends and restates an existing sub-advisory agreement between PIMCO and Research Affiliates dated March 11, 2015 (“Current RAE Sub-Advisory Agreement”) with respect to other series of the Trust, solely to incorporate provisions pertaining to the Fund, which are described in more detail below, and to make other non-material changes. The Interim Sub-Advisory Agreement, pursuant to which Research Affiliates currently serves as sub-adviser to the Fund with respect to the Equity Sleeve, is discussed below in the section titled “Research Affiliates.”

5

The Sub-Advisory Agreement will have an initial two-year term. With respect to the Fund, such two-year term is from the date of the Sub-Advisory Agreement. With respect to all other series of the Trust to which the Sub-Advisory Agreement relates, such two-year term is from the date of the Current RAE Sub-Advisory Agreement. The Sub-Advisory Agreement can be renewed for successive 12-month periods, subject to annual approval in conformity with the 1940 Act (i.e., approval by the Board of Trustees or a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act) and, in either event, by the vote cast in person by a majority of the Trustees who are not “interested persons” of the Fund (“Independent Trustees”)). It can also be terminated with respect to the Fund, without penalty, by: (i) a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act); (ii) a vote of a majority of the Board upon 60 days’ written notice; (iii) PIMCO upon 60 days’ written notice; or (iv) Research Affiliates upon 60 days’ written notice. The Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the terms of the Sub-Advisory Agreement, Research Affiliates provides, subject to the supervision of PIMCO, investment advisory services and policy direction in connection with the Fund’s use of the RAE Income Global Portfolio. More specifically, Research Affiliates will provide to PIMCO and Parametric the constituents and target weights in the RAE Income Global Portfolio. Additionally, with respect to the Fund, Research Affiliates will provide to PIMCO or Parametric instructions as to the frequency and timing of rebalancing the Equity Sleeve to track the RAE Income Global Portfolio. Research Affiliates will also be responsible for overseeing and monitoring Parametric with respect to the services Parametric provides on behalf of the Equity Sleeve.

In exchange for services rendered, PIMCO will pay Research Affiliates a monthly fee, which accrues daily at an annual rate equal to 0.15% of the Fund’s average daily net assets attributable to its Equity Sleeve. Research Affiliates will not be compensated directly by the Fund, nor will the Fund’s advisory or other fees increase if the Sub-Advisory Agreement is approved. If any investment company, separate account, sub-advised account, other pooled vehicle or other account which is (i) sponsored or advised by PIMCO, (ii) sub-advised by Research Affiliates pursuant to an agreement wherein Research Affiliates is primarily responsible for determining how the assets of such pooled vehicle or account are to be allocated and (iii) eligible to invest in the Fund (“PIMCO/RA Managed Account”) invests in the Fund, Research Affiliates will, subject to applicable law, waive any fee to which it would be entitled under the Sub-Advisory Agreement with respect to any assets of a PIMCO/RA Managed Account invested in the Fund. By way of clarification, any assets of a PIMCO/RA

6

Managed Account invested in the Fund shall be excluded when the Fund’s net assets attributable to its Equity Sleeve are valued for the purpose of calculating the applicable fees payable pursuant to the rate set forth above.

As set forth in the Sub-Advisory Agreement, PIMCO and Research Affiliates have entered into a separate agreement, dated March 11, 2015, to be supplemented with respect to the Fund should the Sub-Advisory Agreement be approved by the Fund’s shareholders, which relates to the sub-advisory fees to be paid under the Sub-Advisory Agreement (“Letter Agreement”). Specifically, pursuant to the Letter Agreement, the fees to be paid under the Sub-Advisory Agreement will be adjusted according to the following schedule if and to the extent the Fund’s net assets attributable to the Equity Sleeve surpass certain thresholds:

Assets Under Management	Sub-Advisory Fee Rate for Assets Less Than or Equal To $10 billion	Sub-Advisory Fee Rate for Assets Above $10 billion and Less Than or Equal To $25 billion	Sub-Advisory Fee Rate for Assets Above $25 billion
Net assets attributable to Equity Sleeve	0.15%	0.1375%	0.125%

The Sub-Advisory Agreement provides that Research Affiliates will not be liable for any error of judgment or mistake of law or for any loss suffered by PIMCO, the Trust or the Fund in connection with the matters to which the Sub-Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty by Research Affiliates under the 1940 Act with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Research Affiliates in the performance of its duties or from reckless disregard by it of its obligations or duties under the Sub-Advisory Agreement.

The Trustees of the Trust recommend that shareholders vote “FOR” Proposal 1.

PROPOSAL 2: APPROVAL OF THE PROPOSED PORTFOLIO IMPLEMENTATION AGREEMENT

Contingent upon approval of Proposal 1, the Board of Trustees is proposing that shareholders approve a portfolio implementation agreement (the “Portfolio Implementation Agreement”), a copy of which is attached as Appendix B, to be entered into among PIMCO, Research Affiliates, and Parametric. The Trust and PIMCO wish to retain the services of Parametric as portfolio implementer to the

7

Fund. The description of the Portfolio Implementation Agreement that follows is qualified in its entirety by reference to Appendix B.

Proposal Summary

As discussed above in relation to Proposal 1, Research Affiliates provides investment advisory services in connection with the Equity Sleeve’s use of the RAE Income Global Portfolio by, among other things, providing PIMCO, and Parametric where applicable, with the constituents and target weights in the RAE Income Global Portfolio.

Parametric currently serves as portfolio implementer to the Fund with respect to the Equity Sleeve pursuant to an interim portfolio implementation agreement (“Interim Portfolio Implementation Agreement”) approved by the Board on June 15, 2016, in reliance on to Rule 15a-4 under the 1940 Act and pertinent regulatory guidance. Parametric provides portfolio implementation services with respect to the Fund’s Equity Sleeve by, among other things, effecting transactions for the Equity Sleeve based on the RAE Income Global Portfolio. The terms of the Interim Portfolio Implementation Agreement are substantially identical to the terms of the proposed Portfolio Implementation Agreement. Pursuant to Rule 15a-4 under the 1940 Act and pertinent regulatory guidance, the Interim Portfolio Implementation Agreement has a duration no greater than 150 days and may be terminated at any time by the Board or a majority of the Fund’s outstanding voting securities without penalty on not more than 10 calendar days’ written notice. The compensation arrangement under the Interim Portfolio Implementation Agreement is substantially the same as under the proposed Portfolio Implementation Agreement; however, pursuant to Rule 15a-4 and pertinent regulatory guidance: (i) the compensation earned under the Interim Portfolio Implementation Agreement will be held in an interest-bearing escrow account with the Fund’s custodian or a bank; (ii) if the proposed Portfolio Implementation Agreement is approved by shareholders by the end of the Interim Portfolio Implementation Agreement’s 150-day term, the amount in the escrow account (including interest earned) will be paid to Parametric; and (iii) if no contract with Parametric pertaining to the Fund is approved by shareholders by the end of the Interim Portfolio Implementation Agreement’s 150-day term, Parametric will be paid, out of the escrow account, the lesser of: (a) any costs incurred in performing the Interim Portfolio Implementation Agreement (plus interest earned on that amount while in escrow); or (b) the total amount in the escrow account (plus interest earned).

Below is a summary of the Portfolio Implementation Agreement, information about PIMCO, Research Affiliates and Parametric and a discussion

8

of the factors considered by the Board of Trustees when it approved the Interim Portfolio Implementation Agreement and the Portfolio Implementation Agreement.

Proposed Portfolio Implementation Agreement

The Board of Trustees unanimously approved the Portfolio Implementation Agreement at an in-person meeting held on June 15, 2016, subject to approval by the Fund’s shareholders. The Portfolio Implementation Agreement will take effect as soon as practicable after it is approved by shareholders of the Fund. The Interim Portfolio Implementation Agreement, pursuant to which Parametric currently serves as portfolio implementer to the Fund with respect to the Equity Sleeve, is discussed below in the section titled “Parametric.”

The Portfolio Implementation Agreement will have an initial two-year term. The Portfolio Implementation Agreement can be renewed for successive 12-month periods, subject to annual approval in conformity with the 1940 Act (i.e., approval by the Board of Trustees or a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act) and, in either event, by the vote cast in person by a majority of the Trustees who are not “interested persons” of the Fund (“Independent Trustees”)). It can also be terminated with respect to the Fund, without penalty, by: (i) a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act); (ii) a vote of a majority of the Board upon 60 days’ written notice; (iii) PIMCO and Research Affiliates upon 60 days’ written notice; or (iv) by Parametric upon 60 days’ written notice. The Portfolio Implementation Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the terms of the Portfolio Implementation Agreement, subject to the direct supervision of Research Affiliates and the ultimate supervision of PIMCO, Parametric is responsible for effecting all portfolio transactions on behalf of the Fund’s Equity Sleeve. Parametric has discretion to execute all portfolio transactions on behalf of the Equity Sleeve necessary to implement the RAE Income Global Portfolio. In exercising such discretion, Parametric will seek to limit tracking error from the RAE Income Global Portfolio but may allow the Equity Sleeve to vary from the RAE Income Global Portfolio subject to the supervision of Research Affiliates. Additionally, Parametric may, in its sole discretion but subject to any restrictions communicated to Parametric by Research Affiliates in writing, decline to purchase a security specified in the RAE Income Global Portfolio, or decide to substitute a security specified in the RAE Income Global Portfolio (an “Original Security”) for an alternative security (a “Substitute Security”), provided, however, that such Substitute Security shall provide similar economic exposure as the Original Security. Parametric’s ability

9

to exercise this limited discretion is subject to any guidelines, limitations or restrictions provided by Research Affiliates or PIMCO. In addition to effecting all portfolio transactions on behalf of the Equity Sleeve, Parametric shall be responsible for providing certain specified middle and back office operational support functions for the Fund with respect to the services Parametric provides under the Portfolio Implementation Agreement.

In exchange for services rendered, PIMCO will pay Parametric certain fees as described below. PIMCO will pay an annual base fee in the amount of $10,000 (the “Base Fee”). The Base Fee will be paid monthly in arrears on the first business day of each month. Additionally, PIMCO will pay Parametric a monthly fee, which accrues daily at an annual rate according to the following schedule of the Fund’s average daily net assets attributable to its Equity Sleeve:

Fee Rate (Average Daily Net Assets)	Assets Under Management (Millions)
0.07%	$0—$50 of net assets attributable to the Equity Sleeve
0.06%	$50—$100 of net assets attributable to the Equity Sleeve
0.04%	$100—$350 of net assets attributable to the Equity Sleeve
0.035%	Over $350 of net assets attributable to the Equity Sleeve

Parametric will not be compensated directly by the Fund, nor will the Fund’s advisory or other fees increase if the Portfolio Implementation Agreement is approved. If any investment company, separate account, sub-advised account, other pooled vehicle or other account which is (i) sponsored or advised by PIMCO, (ii) sub-advised by Research Affiliates pursuant to an agreement wherein Research Affiliates is primarily responsible for determining how the assets of such pooled vehicle or account are to be allocated, (iii) provided portfolio implementation services by Parametric and (iv) eligible to invest in the Fund (“PIMCO/RA/PPA Managed Account”) invests in the Fund, Parametric will, subject to applicable law, waive any fee to which it would be entitled under the Portfolio Implementation Agreement with respect to any assets of a PIMCO/RA/PPA Managed Account invested in the Fund. By way of clarification, any assets of a PIMCO/RA/PPA Managed Account invested in the Fund shall be excluded when the Fund’s net assets attributable to its Equity Sleeve are valued for the purpose of calculating the applicable fees payable pursuant to the schedule set forth above.

The Portfolio Implementation Agreement provides that Parametric will not be liable for any error of judgment or mistake of law or for any loss suffered by

10

PIMCO, Research Affiliates, the Trust or the Fund in connection with the matters to which the Portfolio Implementation Agreement relates, except a loss resulting from a breach of fiduciary duty by Parametric under the 1940 Act with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Parametric in the performance of its duties or from reckless disregard by it of its obligations or duties under the Portfolio Implementation Agreement.

The Trustees of the Trust recommend that shareholders vote “FOR” Proposal 2.

ADDITIONAL INFORMATION REGARDING PROPOSAL 1 AND PROPOSAL 2

PIMCO

PIMCO, a Delaware limited liability company, is located at 650 Newport Center Drive, Newport Beach, California 92660. PIMCO serves as investment adviser to the Fund pursuant to an investment advisory contract, dated March 30, 2010, between PIMCO and the Trust (as amended, amended and restated and otherwise supplemented from time to time, the “Advisory Contract”). A copy of the Advisory Contract is attached as Appendix C and any description of the Advisory Contract that follows is qualified in its entirety by reference to Appendix C. PIMCO also serves as administrator to the Fund pursuant to an administration agreement with the Trust. PIMCO is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser. As of March 31, 2016, PIMCO had approximately $1.49 trillion in assets under management.

PIMCO is a majority owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) with minority interests held by Allianz Asset Management of America LLC, by Allianz Asset Management U.S. Holding II LLC, a Delaware limited liability company, and by certain current and former officers of PIMCO. Allianz Asset Management was organized as a limited partnership under Delaware law in 1987.

Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE, organized in Munich, Germany. Allianz Asset Management’s sole general partner is Allianz Asset Management of America LLC. Allianz Asset Management of America LLC has three members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation that owns a 99.8% non-managing interest, Allianz Asset Management of America Holdings Inc., a Delaware corporation which owns a 0.1% managing interest, and Allianz Asset

11

Management AG, organized in Munich, Germany, which owns a 0.1% non-managing interest. Allianz of America is a wholly-owned subsidiary of Allianz Europe B.V., organized in Amsterdam, The Netherlands. Allianz Europe B.V. is a wholly-owned subsidiary of Allianz SE. Allianz Asset Management of America Holdings Inc. is a wholly-owned subsidiary of Allianz Asset Management AG. Allianz SE holds a 74.47% interest in Allianz Asset Management AG, and Allianz Finanzbeteiligungs GmbH, organized in Munich, Germany, holds the remaining 25.53% interest in Allianz Asset Management AG. Allianz Finanzbeteiligungs GmbH is a wholly-owned subsidiary of Allianz SE.

Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company.

The general partner of Allianz Asset Management has substantially delegated its management and control of Allianz Asset Management to a Management Board. The Management Board of Allianz Asset Management is comprised of John C. Maney.

There are currently no significant institutional shareholders of Allianz SE.

PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Fund’s investments directly with the issuers or with brokers or dealers selected by it in its discretion. PIMCO also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund.

As consideration for its investment advisory services to the Fund, PIMCO receives an annual advisory fee of 0.49% of the Fund’s average daily net assets. Prior to June 16, 2016, as consideration for its investment advisory services to the Fund, PIMCO received an annual advisory fee of 0.69% of the Fund’s average daily net assets. For the fiscal year ended June 30, 2015, the aggregate amount of the advisory fees paid by the Fund before fee waiver was $6,166,728. Prior to June 16, 2016, PIMCO had contractually agreed to reduce its advisory fee by 0.16% of the average daily net assets of the Fund. For the fiscal year ended June 30, 2015, the aggregate amount of Fund advisory fees waived by PIMCO was $1,482,567.

Under the terms of the Advisory Contract, PIMCO is obligated to manage the Fund in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Fund are not exclusive under the terms of the Advisory Contract. PIMCO is free to, and does, render investment advisory services to others.

12

The Advisory Contract was last approved by shareholders as of December 14, 2011 in connection with its initial approval, and was most recently approved by the Board at a meeting held on August 12, 2015, and it will continue in effect on a yearly basis provided such continuance is approved annually: (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees; and (ii) by a majority of the Independent Trustees. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by PIMCO, on 60 days’ written notice by either party to the contract and will terminate automatically if assigned.

PIMCO also serves as Administrator to the Fund pursuant to a supervision and administration agreement (as amended and restated from time to time, the “Supervision and Administration Agreement”) with the Trust. Pursuant to the Supervision and Administration Agreement, PIMCO provides the Fund with certain supervisory, administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other Fund service providers, and receives a supervisory and administrative fee in return. PIMCO may in turn use the facilities or assistance of its affiliates to provide certain services under the Supervision and Administration Agreement, on terms agreed between PIMCO and such affiliates. The supervisory and administrative services provided by PIMCO include but are not limited to: (i) shareholder servicing functions, including preparation of shareholder reports and communications; (ii) regulatory compliance, such as reports and filings with the SEC and state securities commissions; and (iii) general supervision of the operations of the Fund, including coordination of the services performed by the Fund’s transfer agent, custodian, legal counsel, independent registered public accounting firm, and others. PIMCO (or an affiliate of PIMCO) also furnishes the Fund with office space facilities required for conducting the business of the Fund, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Fund, and is responsible for the costs of registration of the Trust’s shares and the printing of prospectus(es) and shareholder reports for current shareholders.

PIMCO has contractually agreed to provide these services, and to bear these expenses, at the following rates for each class of the Fund (each expressed as a percentage of the Fund’s average daily net assets attributable to its classes of Shares on an annual basis):

Fund	Institutional and Administrative Class	Class P, D, A, and C
PIMCO Dividend and Income Fund	0.30%	0.40%

13

For the fiscal year ended June 30, 2015, the aggregate amount of the supervisory and administrative fees paid by the Fund was $3,503,645.

See Appendix D for a listing of the names, addresses and the principal occupations of the directors and principal executive officers of PIMCO. Please see Appendix E for a listing of each Trustee and officer of the Trust who is an officer of PIMCO.

Research Affiliates

Research Affiliates, a California limited liability company, is located at 620 Newport Center Drive, Suite 900, Newport Beach, CA 92660. Research Affiliates is registered with the SEC as an investment adviser. As of March 31, 2016, Research Affiliates had approximately $39.77 billion in assets under management.

Research Affiliates is wholly owned by Research Affiliates Global Holdings, LLC. Robert D. Arnott, founder and chief executive officer of Research Affiliates, directly and indirectly through the Arnott Family Trust and other beneficial interests, controls more than 50% of Research Affiliates Global Holdings, LLC.

Interim Sub-Advisory Agreement for the Fund. Research Affiliates currently provides investment sub-advisory services to PIMCO on behalf of the Fund pursuant to the Interim Sub-Advisory Agreement, which the Board of Trustees approved on June 15, 2016. As discussed above, the services provided by Research Affiliates under the Interim Sub-Advisory Agreement are substantially identical to those under the proposed Sub-Advisory Agreement. Also as discussed above, pursuant to Rule 15a-4 under the 1940 Act and pertinent regulatory guidance, the Interim Sub-Advisory Agreement has a duration no greater than 150 days and may be terminated at any time by the Board or a majority of the Fund’s outstanding voting securities without penalty on not more than 10 calendar days’ written notice. The compensation arrangement under the Interim Sub-Advisory Agreement is substantially the same as under the proposed Sub-Advisory Agreement with respect to the Fund. Moreover, PIMCO and Research Affiliates have entered into an interim separate agreement, dated June 15, 2016, which relates to the sub-advisory fees to be paid under the Interim Sub-Advisory Agreement (“Interim Letter Agreement”). With respect to the Fund, the terms of the Interim Letter Agreement are essentially identical to the terms of the Letter Agreement. Specifically, the Interim Letter Agreement’s schedule of adjustments to the fees to be paid under the Interim Sub-Advisory Agreement is identical to the Letter Agreement’s schedule of adjustments to the fees to be paid under the Sub-Advisory Agreement, as set forth above.

14

Pursuant to Rule 15a-4 and pertinent regulatory guidance: (i) the compensation earned under the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account with the Fund’s custodian; (ii) if the proposed Sub-Advisory Agreement is approved by shareholders by the end of the Interim Sub-Advisory Agreement’s 150-day term, the amount in the escrow account (including interest earned) will be paid to Research Affiliates; and (iii) if no contract with Research Affiliates pertaining to the Fund is approved by shareholders by the end of the Interim Sub-Advisory Agreement’s 150-day term, Research Affiliates will be paid, out of the escrow account, the lesser of: (a) any costs incurred in performing the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow); or (b) the total amount in the escrow account (plus interest earned).

The names and principal occupations of the principal executive officers and directors of Research Affiliates are provided below:

Name and Address*	Position with Research Affiliates
Robert D. Arnott	Founder, Chairman, Chief Executive Officer
Katrina Sherrerd	President and Chief Operating Officer
Christopher Brightman	Chief Investment Officer
John West	Managing Director, Head of Distribution & Marketing
Joseph Hattesohl	Director, Chief Financial Officer
Daniel M. Harkins	Chief Legal Officer
Vitali Kalesnik	Director, Head of Equity Research
Michael Aked	Director, Head of Asset Allocation
Feifei Li	Director, Head of Investment Management
Jeffrey A. Smith	Chief Compliance Officer and Assistant General Counsel
Jeff Wilson	Director, Institutional Relations
Jonathan Treussard	Senior Vice President, Product Management

*	The address for each person listed is 620 Newport Center Drive, Suite 900, Newport Beach, CA 92660.

No trustees or officers of the Trust are employees, officers, directors or shareholders of Research Affiliates.

Parametric

Parametric, a Delaware limited liability company, is located at 1918 Eighth Ave., Suite 3100, Seattle, WA 98101. Parametric is registered with the SEC as an investment adviser. As of March 31, 2016, Parametric had approximately $159.3 billion in total client assets under management, which includes the assets under management of Parametric’s wholly-owned subsidiary Parametric Risk Advisors LLC (approximately $5.1 billion).

15

Parametric is a majority-owned subsidiary of Eaton Vance Corp. (“EVC”), a publicly-held company. Parametric’s principal owners are EVA Holdings, LLC and Eaton Vance Acquisitions, each of which is a privately-held subsidiary of EVC.

Interim Portfolio Implementation Agreement for the Fund. Parametric currently provides portfolio implementation services to PIMCO on behalf of the Fund pursuant to the Interim Portfolio Implementation Agreement, which the Board of Trustees approved on June 15, 2016. As discussed above, the services provided by Parametric under the Interim Portfolio Implementation Agreement are substantially identical to those under the proposed Portfolio Implementation Agreement. Pursuant to Rule 15a-4 under the 1940 Act and pertinent regulatory guidance, the Interim Portfolio Implementation Agreement has a duration no greater than 150 days and may be terminated at any time by the Board or a majority of the Fund’s outstanding voting securities without penalty on not more than 10 calendar days’ written notice. The compensation arrangement under the Interim Portfolio Implementation Agreement is substantially the same as under the proposed Portfolio Implementation Agreement; however, pursuant to Rule 15a-4 and pertinent regulatory guidance: (i) the compensation earned under the Interim Portfolio Implementation Agreement will be held in an interest-bearing escrow account with the Fund’s custodian or a bank; (ii) if the proposed Portfolio Implementation Agreement is approved by shareholders by the end of the Interim Portfolio Implementation Agreement’s 150-day term, the amount in the escrow account (including interest earned) will be paid to Parametric; and (iii) if no contract with Parametric pertaining to the Fund is approved by shareholders by the end of the Interim Portfolio Implementation Agreement’s 150-day term, Parametric will be paid, out of the escrow account, the lesser of: (a) any costs incurred in performing the Interim Portfolio Implementation Agreement (plus interest earned on that amount while in escrow); or (b) the total amount in the escrow account (plus interest earned).

The names and principal occupations of the principal executive officers and directors of Parametric are provided below:

Name and Address*	Position with Parametric
Brian Langstraat	Manager, Chief Executive Officer
Laurie Hylton	Treasurer, Eaton Vance Acquisitions Representative
Christine Smith	Chief Administrative Officer, Secretary
Paul Bouchey	Chief Investment Officer – Seattle Investment Center
Randall Hegarty	Chief Compliance Officer
Orison Chaffee	Managing Principal – Minneapolis Investment Center
Jack Hansen	Chief Investment Officer – Minneapolis Investment Center
Thomas Faust	Eaton Vance Acquisitions Representative
Frederick Marius	Eaton Vance Acquisitions Representative

*	The address for each person listed is 1918 Eighth Ave., Suite 3100, Seattle, WA 98101.

16

No trustees or officers of the Trust are employees, officers, directors or shareholders of Parametric.

The Trustees’ Considerations and Recommendations

On June 15, 2016, the Board of Trustees held an in-person board meeting at which it approved the Interim Sub-Advisory Agreement and Interim Portfolio Implementation Agreement, as well as the Sub-Advisory Agreement and Portfolio Implementation Agreement. At the meeting, the Board reviewed the materials provided by PIMCO, Research Affiliates, Parametric and counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining the legal duties of the Board.

The Fund previously was named the PIMCO Dividend and Income Builder Fund, and the equity portion of the Fund’s portfolio was managed by a PIMCO portfolio manager (the “PIMCO PM”). Previously, the Fund invested, under normal circumstances at least 80% of its assets in a diversified portfolio of income-producing investments, and typically invested at least 50% of the Fund’s assets in equity and equity-related securities. When making equity investments, the PIMCO PM used bottom-up, fundamental analysis to seek to identify attractively valued issuers that currently paid dividends and were considered to have the potential for earnings and dividend growth over time, among other strategies.

Effective June 16, 2016, the Board approved changes to the Fund’s name to PIMCO Dividend and Income Fund as well as changes to the Fund’s non-fundamental investment objective, dividend distribution policy and certain non-fundamental investment guidelines. Additionally, in connection with this transition, the Board approved changes to lower the Fund’s investment advisory fee from 0.69% to 0.49% (and at the same time eliminated the existing 0.16% fee waiver) such that the Fund’s gross advisory fee decreased from 0.69% to 0.49% and net advisory fee decreased from 0.53% to 0.49%. Upon announcement of the changes to the Fund, it was expected that the PIMCO PM and associated team members would no longer be employed at PIMCO. In light of their expected departure, and in light of the Board’s approval of changes to the Fund’s non-fundamental investment objective and policies, PIMCO advised the Board that it believed it was in the best interests of shareholders for PIMCO to hire Research Affiliates and Parametric as sub-adviser and portfolio implementer, respectively, with respect to the Fund’s Equity Sleeve. Accordingly, as further discussed herein, on June 15, 2016, the Board approved PIMCO hiring Research Affiliates as interim sub-adviser and Parametric as interim portfolio implementer to manage the Equity Sleeve, pursuant to interim sub-advisory and interim portfolio implementation agreements, respectively.

17

Research Affiliates has a proprietary investment approach to portfolio construction, which selects and weights stocks by fundamental measures of company size rather than by market capitalization and then incorporates additional active insights on measures such as quality and momentum, among other factors, to seek to enhance risk-adjusted returns. Selections are further refined through additional yield and financial health screens to create a portfolio that seeks to provide an attractive current yield and long-term capital appreciation. The Board and PIMCO believe that utilizing the Research Affiliates approach to manage the Equity Sleeve of the Fund, with portfolio implementation services provided by Parametric, is in the best interests of Fund shareholders and therefore recommends that you approve the agreements with Research Affiliates and Parametric, respectively.

In approving the Interim Sub-Advisory Agreement and Interim Portfolio Implementation Agreement, as well as the Sub-Advisory Agreement and Portfolio Implementation Agreement, and determining to submit the Sub-Advisory Agreement and Portfolio Implementation Agreement to shareholders for approval, the Trustees considered a number of factors discussed below. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Interim Sub-Advisory Agreement and Interim Portfolio Implementation Agreement, as well as the Sub-Advisory Agreement and Portfolio Implementation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling.

The Board considered the nature, extent and quality of services to be provided by Research Affiliates. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization. The Board considered information about the RAE Income Global Portfolio, the additional fundamental factors Research Affiliates intends to employ in developing the RAE Income Global Portfolio, the frequency that the RAE Income Global Portfolio may be revised, and the overall manner in which Research Affiliates intends to provide sub-advisory services to the Fund. The Board also considered the nature, extent and quality of services to be provided by Parametric. The Board considered the depth and quality of Parametric’s portfolio implementation capabilities, the experience and capabilities of its key personnel, and the overall financial strength of the organization.

18

The Board considered that the RAE Income Global Portfolio is a unique and proprietary product of Research Affiliates, and that the sub-advisory services based on the RAE Income Global Portfolio are only available from Research Affiliates. The Board considered Research Affiliates’ policies, procedures and systems to assure compliance with applicable laws and regulations.

The Board also considered the services provided by Research Affiliates and Parametric to certain other series of the Trust that are managed according to portfolios developed by Research Affiliates using the RAE® methodology. In particular, the Board considered the quality of those services, and Research Affiliates’ and Parametric’s experience working with PIMCO through a sub-advisory and portfolio implementation arrangement, respectively. Similarly, the Board considered Research Affiliates’ current service as sub-adviser to other series of the Trust, PIMCO Funds and PIMCO Variable Insurance Trust, the quality of those services, and Research Affiliates’ experience working with PIMCO through those sub-advisory arrangements.

The Board considered that, with respect to the services provided by Research Affiliates and Parametric to the Fund’s Equity Sleeve, the terms of the Interim Sub-Advisory Agreement and Interim Portfolio Implementation Agreement are substantially identical to the terms of the proposed Sub-Advisory Agreement and proposed Portfolio Implementation Agreement, respectively. The Board also considered that, the terms of the proposed Sub-Advisory Agreement are substantially identical to the Current RAE Sub-Advisory Agreement except for provisions pertaining to the Fund. In addition, the Board considered that, although the agreements relate to different series of the Trust, the services to be provided to the Fund’s Equity Sleeve under the proposed Portfolio Implementation Agreement are substantially identical to the services provided to certain other series of the Trust under an existing portfolio implementation agreement among PIMCO, Research Affiliates and Parametric. Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by Research Affiliates under the Interim Sub-Advisory Agreement and proposed Sub-Advisory Agreement, and by Parametric under the Interim Portfolio Implementation Agreement and proposed Portfolio Implementation Agreement, will likely benefit the Fund and its shareholders.

The Board noted that PIMCO will compensate Research Affiliates and Parametric pursuant to the Interim Sub-Advisory Agreement and proposed Sub-Advisory Agreement and Interim Portfolio Implementation Agreement and proposed Portfolio Implementation Agreement, respectively, and that the Fund will not directly pay for Research Affiliates’ or Parametric’s services. The Board also noted that the compensation PIMCO will pay to Research Affiliates is subject to the Interim Letter Agreement and Letter Agreement, and the Board considered the terms of the Interim Letter Agreement and Letter Agreement.

19

The Board considered favorably the fact that the Fund and shareholders will receive increased and enhanced services from Research Affiliates and Parametric with no increased cost to the Fund. Because the fees to be paid to Research Affiliates and Parametric under the Interim Sub-Advisory Agreement and proposed Sub-Advisory Agreement and Interim Portfolio Implementation Agreement and proposed Portfolio Implementation Agreement, respectively, are proposed to be paid by PIMCO, and not the Fund, and because any potential reduction in those fees would have no effect on the Fund, the Board concluded that factors such as Research Affiliates’ and Parametric’s costs in providing the proposed services, their potential level of profits or any potential economies of scale were not material to their approval of the Interim Sub-Advisory Agreement, proposed Sub-Advisory Agreement, Interim Portfolio Implementation Agreement or proposed Portfolio Implementation Agreement.

Based on their review, including their consideration of each of the factors referred to above, a majority of the Board of Trustees, including by a separate vote of a majority of the Independent Trustees, approved the Interim Sub-Advisory Agreement, proposed Sub-Advisory Agreement, Interim Portfolio Implementation Agreement and proposed Portfolio Implementation Agreement, and voted to recommend the Sub-Advisory Agreement and Portfolio Implementation Agreement to shareholders for approval.

Approval of the Portfolio Implementation Agreement under Proposal 2 is contingent upon approval of the Sub-Advisory Agreement under Proposal 1. In the event that the Sub-Advisory Agreement or Portfolio Implementation Agreement is not approved by shareholders, the Trustees will consider what other action is appropriate based upon their determination of the best interests of the shareholders of the Fund.

VOTING AND OTHER INFORMATION

Quorum and Voting Requirements

The holders of one-third of the outstanding Shares entitled to vote shall constitute a quorum at the Meeting. A majority of the outstanding voting securities of the Fund voted shall decide any questions, except that Trustees shall be elected by the affirmative vote of a plurality of the votes cast at such Meeting. For purposes of determining the presence of a quorum at the Meeting, abstentions and broker non-votes will be treated as Shares that are present. Broker non-votes are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a proposal with respect to which the brokers or nominees do not have discretionary power.

20

Approval of each Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act, which means the vote, at a special meeting of the security holders of the Fund duly called, (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of the Fund are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of the Fund, whichever is the less. An abstention will be treated as present and will have the effect of a vote AGAINST the Proposal. Broker non-votes will have the effect of a vote AGAINST the Proposal.

Adjournment

The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the Shares represented at the Meeting, either in person or by proxy. Notwithstanding the above, broker non-votes will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn the Meeting. In the event that a quorum is not present for purposes of acting on a proposal, or, even if a quorum is present, if sufficient votes in favor of the proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In the event of such a proposed adjournment with respect to a Proposal, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the Proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any Proposal for which there is sufficient votes for approval, even though the Meeting is adjourned as to the other Proposal.

The Fund’s Board of Trustees, including the Independent Trustees, recommends that shareholders vote “For” approval of the Sub-Advisory Agreement and the Portfolio Implementation Agreement. Unmarked proxies will be so voted.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice of Meeting and Proxy Statement, as well as the costs of any additional solicitation and any adjourned session, will be borne by PIMCO under the terms of the Trust’s Supervision and Administration

21

Agreement, including the costs of retaining DF King & Co. Inc., an ASTOne Company, which are estimated to be approximately $168,000. PIMCO will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Shares.

Shareholders may sign and mail the proxy card received with the proxy statement or attend the Meeting in person. Any proxy given by a shareholder is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Trust at 650 Newport Center Drive, Newport Beach, California 92660, or by attending the Meeting and voting in person. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

The solicitation is being made initially by the mailing of this Proxy Statement and the accompanying proxy on or about July 8, 2016. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interview. Such solicitation may be conducted by, among others, officers and regular employees of PIMCO as well as employees and agents of DF King & Co..

With respect to votes recorded by telephone or through the internet, the Trust will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their Shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Shareholder Proposals

The Trust does not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

22

Other Information

PIMCO Investments LLC (the “Distributor”) serves as the principal underwriter of each class of the Fund’s Shares pursuant to a distribution contract (“Distribution Contract”) with the Trust which is subject to annual approval by the Board of Trustees. The Distributor is a wholly-owned subsidiary of PIMCO. The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the SEC. The Distribution Contract is terminable with respect to a Fund or class without penalty, at any time, by the Fund or class by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

During the fiscal year ended June 30, 2015, the Fund did not pay any commissions to affiliated brokers.

OTHER MATTERS

The proxy holders have no present intention of bringing before the Meeting for action any matters other than the Proposals referred to above, nor has the management of the Trust any such intention. Neither the proxy holders nor the management of the Trust is aware of any matters which may be presented by others. If any other business properly comes before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the Trust, in care of PIMCO Investments LLC, 1633 Broadway, New York, NY 10019, whether other persons are beneficial owners of Shares for which proxies are being solicited and, if so, the number of copies of the proxy statement you wish to receive in order to supply copies to the beneficial owners of the respective Shares.

By Order of the Board of Trustees

Joshua D. Ratner, Secretary
July 5, 2016

23

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

Copies of the PIMCO Equity Series Annual Report for the fiscal year ended June 30, 2015 and Semi-Annual Report for the period ended December 31, 2015 are available without charge upon request by writing the Trust at 650 Newport Center Drive, Newport Beach, California 92660, telephoning it at (888) 877-4626 or online at https://www.pimco.com/resources.

24

APPENDIX A

AMENDED AND RESTATED

SUB-ADVISORY AGREEMENT

PIMCO EQUITY SERIES

650 Newport Center Drive

Newport Beach, California 92660

WHEREAS, Pacific Investment Management Company LLC, a Delaware limited liability company (the “Adviser”) has been retained by PIMCO Equity Series (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as investment adviser, to provide investment advisory services to the series of the Trust, including the series listed on Exhibit A attached hereto and made a part hereof, as such Exhibit A may be amended from time to time (each, a “Fund” and, collectively, the “Funds”), pursuant to an investment advisory agreement (the “Investment Advisory Agreement”);

WHEREAS, each Fund seeks to achieve its investment objective in whole or in part by investing all or a portion of its assets consistent with the Fund’s RAE Fundamental investment strategy described in the Fund’s Prospectus (as defined below), which is an investment strategy related to a Research Affiliates Fundamental Index® (“RAFI®”) methodology developed by Research Affiliates, LLC, a California limited liability company (the “Sub-Adviser”), or in Funds that invest their assets in an RAE Fundamental strategy as described in the Fund’s Prospectus;

WHEREAS, this Agreement, made as of the [    ] day of [    ], 2016, amends and restates the Sub-Advisory Agreement dated as of the 11th day of March, 2015, as amended and supplemented, by and between the Adviser and the Sub-Adviser, in order to incorporate provisions relating to an additional Fund (“New Fund”) and to make other non-material changes;

WHEREAS, the Adviser wishes to retain the Sub-Adviser to assist the Adviser in providing investment advisory services in connection with the Funds, including, but not limited to, the provision of a model portfolio (“Indicative Portfolio”) for each Fund or a portion of a Fund’s portfolio (such portion, the “Equity Sleeve”) (all such services collectively “Advisory Services”);

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and rules and regulations thereunder (“Advisers Act”); and

WHEREAS, the Sub-Adviser is willing to provide such Advisory Services to the Adviser upon the terms and conditions set forth below and for the compensation set forth in Exhibit A attached hereto, as may be amended from time to time.

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Adviser and the Sub-Adviser as follows:

1. The Trust is an open-end investment company which has separate investment portfolios. Additional investment portfolios may be established in the future. This Agreement shall pertain to the Funds and to such additional investment portfolios as shall be designated as Funds in supplements to this Agreement, as further agreed between the Adviser and Sub-Adviser. The Trust engages in the business of investing and reinvesting the assets of the Funds in the manner and in accordance with the investment objective and restrictions applicable to the Funds as specified in the currently effective prospectuses (each, a “Prospectus” and, collectively, the “Prospectuses”) for the Trust included in the registration statement, as amended from time to time (the “Registration Statement”), filed by the Trust under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”). Copies of the documents referred to in the preceding sentence have been furnished to the Sub-Adviser. Any amendments to those documents shall be furnished to the Sub-Adviser promptly.

2. The Adviser hereby appoints the Sub-Adviser to provide Advisory Services specified in this Agreement and the Sub-Adviser hereby accepts such appointment and agrees to render the services herein set forth.

3. (a) The Sub-Adviser shall, at its expense: (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Agreement; and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement. The Sub-Adviser may from time to time seek research assistance and rely on investment management resources available to it through its affiliated companies, but in no case shall such reliance relieve the Sub-Adviser of any of its obligations hereunder, nor shall the Adviser or the Funds be responsible for any additional fees or expenses hereunder as a result. In all cases, the Sub-Adviser shall remain liable as if such services were provided directly.

(b) The Sub-Adviser shall not retain any other person to serve as an investment adviser or sub-adviser to the Funds, except pursuant to a written agreement among the Adviser, Sub-Adviser and such other person. It is understood and contemplated that the parties may enter into one or more separate agreements with a third-party for the provision of certain portfolio implementation services that are consistent with the Advisory Services set forth in Section 4 of this Agreement. The Sub-Adviser shall not pay any fee, based on the assets of a Fund, to any person providing research and/or investment advice to the Sub-Adviser without the express written consent of the Adviser.

(c) The Sub-Adviser shall not be required to pay any expenses of a Fund other than those specifically allocated to the Sub-Adviser in this Agreement. In particular, but without limiting the generality of the foregoing, the Sub-Adviser shall not be responsible, except to the extent of the reasonable compensation of such of the Trust’s employees (if any) as are officers or employees of the Sub-Adviser whose services may be involved, for any of the following expenses of a Fund: compensation of the Trustees who are not affiliated with the Sub-Adviser or any of its affiliates; taxes and governmental fees; interest charges; fees and expenses of a Fund’s independent registered public accounting firm and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of a Fund), transfer agent, registrar and dividend disbursing agent of a Fund; expenses of issuing, selling, redeeming, registering and qualifying for sale shares of beneficial interest in a Fund; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders’ meetings; organizational expenses; and extraordinary expenses.

4. (a) Subject to the supervision of the Adviser, the Sub-Adviser shall provide to each Fund Advisory Services, including investment guidance and policy direction in connection with the management of each Fund, oral and written research, analysis, advice, and statistical and economic data and information.

(b) Consistent with the investment objectives, policies and restrictions applicable to each Fund and as stated in the Funds’ Registration Statement, the Sub-Adviser shall be responsible for providing the Adviser, or the Portfolio Implementer (as defined below) if so retained, with an Indicative Portfolio for each strategy of the Funds or Equity Sleeve, as applicable, as further described in the Funds’ Registration Statement. Such Indicative Portfolio shall include, without limitation, the information described in Section 4(g) below. Additionally, the Sub-Adviser shall provide the Adviser, or the Portfolio Implementer if so retained, with instructions as to the frequency and timing of rebalancing a Fund’s portfolio or Equity Sleeve, as applicable, to track the appropriate Indicative Portfolio. In the event that a Portfolio Implementer is so retained, it shall be the responsibility of the Sub-Adviser to oversee and monitor the Portfolio Implementer with respect to the services it provides on behalf of each Fund or Equity Sleeve, as applicable.

(c) Each Fund will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory clients of the Sub-Adviser. It is understood that the Sub-Adviser will not use any inside information pertinent to investment decisions undertaken in connection with this Agreement that may be in its possession or in the possession of any of its affiliates, nor will the Sub-Adviser seek to obtain any such information.

(d) Upon request, the Sub-Adviser also shall provide to the Adviser, including the officers of the Trust, administrative assistance in connection with the operation of each Fund, which shall include (i) compliance with all reasonable requests of the Adviser and Trust for information, including information required in connection with the Trust’s filings with the Securities and Exchange Commission (“SEC”) and state securities commissions, and (ii) such other services as the Adviser and/or Sub-Adviser shall from time to time reasonably determine to be necessary or useful to the administration of a Fund. With respect to the services that the Sub-Adviser is providing to the Funds, the Sub-Adviser will keep the Adviser informed of developments materially affecting a Fund.

(e) As sub-adviser to the Funds, the Sub-Adviser shall provide Advisory Services for the account of each Fund or Fund Equity Sleeve, as applicable, in accordance with the Sub-Adviser’s best judgment and within the investment objectives, policies, and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Trust’s Board of Trustees.

(f) Upon request, the Sub-Adviser shall furnish to the Adviser and the Trust’s Board of Trustees periodic and special reports (including any statistical information) on the investment performance of each Fund, or of a Fund’s Equity Sleeve, as applicable, and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Trust’s officers or Board of Trustees shall reasonably request.

(g) The Sub-Adviser will communicate to the Adviser an Indicative Portfolio for each Fund or a Fund’s Equity Sleeve, as applicable, with such frequency as deemed by the Sub-Adviser to be necessary or appropriate and at the reasonable request of the Adviser. Each Indicative Portfolio shall include at least the following information: (i) the name of the Fund; (ii) the constituent securities; (iii) the identifiers for such constituent securities; (iv) the number of constituent securities comprising the Indicative Portfolio; (v) the weights to be applied to such constituent securities; and (vi) such other information as the Sub-Adviser may reasonably believe is necessary to communicate to the Adviser for purposes of fulfilling the Sub-Adviser’s obligations to the Adviser, on behalf of the Fund or Equity Sleeve, as applicable, under this Agreement.

Notwithstanding the foregoing, the Adviser and Sub-Adviser may enter into one or more separate agreements with a third-party (a “Portfolio Implementer”) for the provision of portfolio implementation services pursuant to which the implementation of the Indicative Portfolio with respect to each Fund or a Fund’s Equity Sleeve, as applicable, shall be the responsibility of the Portfolio Implementer that is party to that agreement. In the event that a Portfolio Implementer is so retained, it shall be the responsibility of the Sub-Adviser to oversee and monitor the Portfolio Implementer and the services it provides on behalf of each Fund or a Fund’s Equity Sleeve, as applicable, as the Sub-Adviser’s agent hereunder, including (i) the compliance of such services with the investment objectives, policies and restrictions applicable to such Fund as stated in the Fund’s Registration Statement, the 1940 Act, the provisions of the Internal Revenue Code relating to regulated investment companies and other applicable laws, rules and regulations, at all times, including at the time of each investment, and (ii) the Portfolio Implementer’s satisfaction of its duties and responsibilities under an agreement for the provision of portfolio implementation services and any duties and responsibilities of the Sub-Adviser under this Agreement that have been delegated to the Portfolio Implementer consistent with the terms of this Agreement.

(h) For each Fund, the Sub-Adviser will promptly review all account reconciliation documents, such as: (i) reports of current security holdings in the Fund or Equity Sleeve, as applicable; (ii) summary reports of transactions; and (iii) current cash position reports (including cash available from portfolio sales and maturities and sales of the Fund’s shares less cash needed for redemptions and settlement of portfolio purchases), all within a reasonable time after receipt thereof from the Fund, the Adviser or any service provider thereto (such as the Fund’s custodian) and will report any errors or discrepancies in such reports to the Fund or its designee within three business days after discovery of such discrepancies.

(i) The Sub-Adviser will manage each Fund (or, where the Sub-Adviser is only responsible for managing a Fund’s Equity Sleeve, will manage such Equity Sleeve in coordination with the Adviser’s management of such Fund) so that it will qualify, and continue to qualify (except where extraordinary circumstances dictate otherwise), as a regulated investment company under Subchapter M of the Internal Revenue Code and regulations issued thereunder.

(j) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other of its clients, the Sub-Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution of the order or lower brokerage commissions, if any. The Sub-Adviser may also on occasion purchase or sell a particular security for one or more clients in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the Trust and the Funds and to such other customers.

(k) The Sub-Adviser shall not cause a Fund to pay a broker which provides brokerage and research services to the Sub-Adviser a commission for effecting a securities transaction in excess of the amount another broker might have charged. Notwithstanding the above, subject to the oversight of the Sub-Adviser, the Portfolio Implementer may cause a Fund to pay a broker which provides brokerage and research services to the Portfolio Implementer a commission for effecting a securities transaction in excess of the amount another broker might have charged. Such higher commissions may not be paid unless the Portfolio Implementer determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Portfolio Implementer’s overall responsibilities to the Trust and any other of the Portfolio Implementer’s clients.

(l) Unless otherwise instructed by the Trust’s Board of Trustees or the Adviser, the Sub-Adviser or its agent shall have authority and responsibility to exercise whatever powers the Trust and the Adviser may possess with respect to any of the portfolio securities or other investments of a Fund, or, where applicable, of a Fund’s Equity Sleeve, including, but not limited to, the right to vote proxies, the power to exercise rights, options, warrants, conversion privileges and redemption privileges, to tender securities pursuant to a tender offer, and to implement a securities lending program. Except as limited by any separate agreement for portfolio implementation services, with respect to any domestic (U.S.) securities held by a Fund (or, where applicable, in a Fund’s Equity Sleeve), the Sub-Adviser shall be responsible for filing on a timely basis beneficial ownership reports required by the Securities Exchange Act of 1934, as amended, and any other domestic securities regulatory filings (or, where the

Sub-Adviser is responsible for only the Equity Sleeve of a Fund, coordinating with the Adviser to make such filings on a timely basis). Except as limited by any separate agreement for portfolio implementation services, with respect to any foreign (non-U.S.) securities held by a Fund (or, where applicable, in a Fund’s Equity Sleeve), the Sub-Adviser shall also be responsible for filing on a timely basis any holdings disclosures or other reports as the Sub-Adviser may be required by law to file with regulatory authorities in foreign jurisdictions to the extent such requirements apply to the entity with investment discretion/power and/or voting power with respect to instruments held by the Funds’ portfolios. Sub-Adviser shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in a Fund. Sub-Adviser will, however, forward to Adviser any information it receives regarding any legal matters involving any asset held in a Fund (or, where applicable, in a Fund’s Equity Sleeve). The Sub-Adviser will also provide assistance to Adviser in providing the Adviser with historical holdings of the Funds for the past seven years, if applicable.

(m) The Sub-Adviser may delegate certain duties and responsibilities under this Agreement to the Portfolio Implementer, in the event that a Portfolio Implementer is retained by the Adviser and Sub-Adviser, provided that such delegation is memorialized in any agreement for the provision of portfolio implementation services and subject to the supervision of the Sub-Adviser.

5. The Sub-Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. Subject to the provisions of Section 9(a) hereof, the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser, the Trust or the Funds in connection with the matters to which this Agreement relates, except that the Sub-Adviser shall be liable to the Adviser and the Funds for a loss resulting from a breach of fiduciary duty by the Sub-Adviser under the 1940 Act with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties hereunder or from reckless disregard by the Sub-Adviser of its obligations or duties under this Agreement. In no case shall the Sub-Adviser be liable for actions taken or non-actions with respect to the performance of services under this Agreement based upon specific information, instructions or requests given or made to the Sub-Adviser by the Adviser. As used in this Section, the term “Sub-Adviser” shall include any officers, directors, employees or other affiliates of the Sub-Adviser performing services with respect to the Funds.

6. (a) The Sub-Adviser agrees that it will comply with all applicable laws, rules and regulations of all federal and state regulatory agencies having jurisdictions over the Sub-Adviser in performance of its duties hereunder. The Sub-Adviser will treat as confidential and proprietary information of a Fund all records and information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld, and the Sub-Adviser shall not be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

(b) The Sub-Adviser will notify the Adviser and the Funds in the event that the Sub-Adviser or any of its affiliates: (i) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as a sub-adviser or otherwise performing its duties pursuant to this Agreement; or (ii) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Sub-Adviser further agrees to notify the Funds and the Adviser immediately of any material fact known to the Sub-Adviser relating to the Sub-Adviser that is not contained in the Funds’ Registration Statement regarding the Funds, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

7. (a) For the services provided and the expenses assumed pursuant to this Agreement and except as provided in Section 7(b), the Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefore a fee computed daily and paid monthly in arrears on the first business day of each month, based upon the average daily value (as determined on each business day at the time set forth in the Fund’s Prospectus for determining net asset value per share) of the net assets of each Fund or the net assets of a Fund attributable to its Equity Sleeve, as applicable, equal to the lesser of: (i) a fee at the per annum rate set forth in Exhibit A attached hereto, as may be amended from time to time; or (ii) such fee as may from time to time be agreed upon in writing by the Adviser and the Sub-Adviser. If the fee payable to the Sub-Adviser pursuant to this paragraph begins to accrue after the beginning of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. Consistent with Section 22 of this Agreement, the parties have entered into a separate agreement, dated March 11, 2015, as supplemented [    ], 2016, as may be amended from time to time, which relates to the sub-advisory fees to be paid under this Agreement and Exhibit A to this Agreement, as may be amended. For purposes of calculating fees, the value of each Fund’s net assets, or the net assets of a Fund attributable to its Equity Sleeve, as applicable, shall be computed in the manner specified in the Fund’s Prospectus and the Trust’s governing instruments for the computation of the value of the Fund’s net assets in connection with the determination of the net asset value of the Fund’s shares. Payment of said compensation shall be the sole responsibility of the Adviser and shall in no way be an obligation of a Fund or of the Trust.

(b) If any investment company, separate account, sub-advised account, other pooled vehicle or other account which is (i) sponsored or advised by the Adviser, (ii) sub-advised by the Sub-Adviser pursuant to an agreement wherein the Sub-Adviser is primarily responsible for determining how the assets of such pooled vehicle or account are to be allocated and (iii) eligible to invest in a Fund (“PIMCO Managed Account”), including, without limitation, PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO All Asset Portfolio, PIMCO All Asset All Authority Portfolio, PIMCO RAE Fundamental Global Fund and PIMCO RAE Fundamental Global ex-US Fund, invests in a Fund, the Sub-Adviser shall, subject to applicable law, waive any fee to which it would be entitled under Section 7(a) of this Agreement with respect to any assets of a PIMCO Managed Account invested in a Fund. For the avoidance of doubt, any assets of a PIMCO Managed Account invested in a Fund shall be excluded when the Fund’s net assets (or the Fund’s net assets attributable to its Equity Sleeve) are valued for the purpose of calculating the applicable fees payable pursuant to the fee schedule set forth in Exhibit A to this Agreement, as may be amended from time to time. By way of clarification, PIMCO Managed Accounts do not include investment companies, separate accounts, sub-advised accounts, other pooled vehicles or other accounts for which the Sub-Adviser serves as sub-adviser but the Sub-Adviser is not primarily responsible for asset allocation determinations. In this regard, the Sub-Adviser would not be considered to be primarily responsible for asset allocation determinations for a vehicle or account if the Sub-Adviser’s services are limited to a component of the overall strategy of the vehicle or account and the Sub-Adviser does not have primary asset allocation responsibility for the vehicle or account as a whole, including where the Sub-Adviser provides index constituents and weights for proprietary strategies or exposures that are or may be utilized by the vehicle or account.

(c) Notwithstanding the foregoing, with respect to the New Fund, if the Management Fees (defined below) payable to the Adviser by the New Fund are reduced or increased by five basis points (0.05%) or more (for example, by action of or through negotiations with the Board of Trustees of the Trust), the Adviser and the Sub-Adviser shall negotiate in good faith and agree to a reduction or increase to the fee to which the Sub-Adviser would be entitled under Section 7(a). For purposes of this Section 7(c), the term “Management Fees”

shall mean the management fees (advisory and supervisory and administrative fees) for Institutional Class shares of the New Fund in effect as of the date of this Agreement. By way of clarification, “Management Fees” shall not include sales loads, distribution and/or shareholder servicing fees or other expenses not covered in the applicable investment advisory or supervision and administration agreement, nor shall it include supervisory and administrative fees paid on share classes of the New Fund other than Institutional Class shares.

8. (a) This Agreement shall become effective with respect to the Funds as of the date hereof (and, with respect to any amendment, or with respect to any additional Fund, the date of the amendment or supplement hereto); and shall continue in effect with respect to (i) the New Fund for an initial period of two years from the date hereof (or, with respect to any additional Fund, for a period of not more than two years from the date of the supplement), and (ii) all other Funds for an initial period of two years from the date of the original agreement between the parties dated March 11, 2015; and shall continue thereafter only so long as the continuance is specifically approved at least annually: (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Trust’s Board of Trustees; and (ii) by the vote, cast in person at a meeting called for the purpose, of a majority of the Trust’s Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

(b) This Agreement may be terminated with respect to a Fund (or any additional Fund) at any time, without the payment of any penalty, by: (i) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund; (ii) a vote of a majority of the Trust’s entire Board of Trustees on sixty (60) days’ written notice to the Sub-Adviser; (iii) the Adviser on sixty (60) days’ written notice to the Sub-Adviser; or (iv) the Sub-Adviser on sixty (60) days’ written notice to the Trust. This Agreement (or any supplement hereto) shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

9. (a) The Sub-Adviser shall indemnify and hold harmless the Adviser and its officers, directors, trustees, managers, partners, employees, affiliates and agents from and against any and all liabilities, losses, claims, damages and expenses, including reasonable attorneys’ fees and expenses, of any kind or nature directly or indirectly resulting solely from or solely out of: (i) any material misrepresentation, breach of any material representation or failure to comply with any provision, warranty or obligation made by the Sub-Adviser, the Portfolio Implementer or their agents in connection with this Agreement or any applicable laws and regulations; (ii) any actions or failure to act by the Sub-Adviser, the Portfolio Implementer or their agents in connection with this Agreement that results in a violation of any law; or (iii) any gross negligence, willful misfeasance, bad faith or reckless disregard by the Sub-Adviser, the Portfolio Implementer or their affiliates or agents in fulfilling the Sub-Adviser’s obligations under this Agreement. For purposes of this Section, the Portfolio Implementer will be considered an agent of the Sub-Adviser pursuant to Section 4(g) of the Agreement.

(b) The Adviser shall indemnify and hold harmless the Sub-Adviser and its officers, directors, trustees, managers, partners, employees, affiliates and agents from and against any and all liabilities, losses, claims, damages and expenses, including reasonable attorneys’ fees and expenses, of any kind or nature directly or indirectly resulting solely from or solely out of: (i) any material misrepresentation, breach of any material representation or failure to comply with any provision, warranty or obligation made by the Adviser in connection with this Agreement or any applicable laws and regulations; (ii) any actions or failure to act by the Adviser in connection with this Agreement that results in a violation of any law; or (iii) any gross negligence, willful misfeasance, bad faith or reckless disregard of the Adviser in fulfilling its obligations under this Agreement.

10. Except to the extent necessary to perform the Sub-Adviser’s obligations under this Agreement and/or as otherwise agreed to by the parties, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or any affiliate of the Sub-Adviser, or any employee of the Sub-Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Sub-Adviser’s ability to meet its obligations to the Funds hereunder. Notwithstanding the foregoing, the parties have entered into a separate agreement, dated December 12, 2014, as it may be amended from time to time, which shall be controlling over this Agreement, as amended, as it relates to the subject matter of this Section 10.

11. It is understood that the names “PIMCO”, “PIMCO Equity Series” or “PIMCO Funds” or any derivative thereof or logo associated therewith are the valuable property of the Adviser and its affiliates. The Sub-Adviser (or any of its affiliates) agrees that it shall not use any such names (or derivative or logo) without the prior consent of the Adviser. In addition, the Sub-Adviser hereby consents to the use of its name and any logo, mark or symbol associated therewith, as well as the names of its business affiliates including, but not limited to, Messrs. Robert D. Arnott and Christopher J. Brightman in the Funds’ Registration Statement, other disclosure documents, shareholder communications, advertising, sales literature and similar communications.

12. It is understood that “Research Affiliates®”, “RAE®”, “RAE® Fundamental”, “RAE® Income”, “RAFI®”, “Enhanced RAFI”, “eRAFI®”, “RALVEI”, “RAFI Low Volatility®”, “Fundamental Index®”, any associated logos and the method of formulation of the RAFI® series of indexes and the enhanced versions of the RAFI® series of indexes (each RAFI® index and enhanced version of a RAFI® index, a “RAFI® Index”) are the proprietary and valuable property of the Sub-Adviser. While the Sub-Adviser consents to the use of the marks and logos, rights to such intellectual property will remain with the Sub-Adviser and nothing in this Agreement shall be construed otherwise.

13. Any recommendations concerning a Fund’s (or an Equity Sleeve’s) investment program proposed by the Sub-Adviser to the Fund and the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund pursuant thereto shall at all times be subject to any applicable directives of the Board of Trustees of the Trust provided to the Sub-Adviser.

14. In compliance with the requirements of Rule 31a-3 under the 1940 Act, and any other applicable federal or state rule, the Sub-Adviser hereby agrees that all records that it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request; provided, however, that the foregoing shall not be construed to prohibit the retention by the Sub-Adviser or its representatives of archival information including the Funds’ accounts data and performance record in performance composites, assets under management, and other marketing-related reporting documents. Further, compliance with Rule 31a-3 under the 1940 Act does not preclude retention by the Sub-Adviser or its representatives of documents and records as required for the purpose of facilitating compliance with this Agreement, applicable law or regulation, when automatically stored or archived in electronic form pursuant to standard backup or archival procedures. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act and any other applicable Rule, the records required to be maintained by the Sub-Adviser hereunder pursuant to Rule 31a-1 of the 1940 Act and any other applicable federal or state rule. The Sub-Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Funds are being conducted in accordance with applicable law and regulations.

15. This Agreement shall be construed in accordance with the laws of the State of California without regard to the conflicts of law principles thereof, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

16. No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought.

17. (a) For the term of this Agreement and for five years after termination, the Adviser and the Sub-Adviser shall treat as confidential and shall not disclose or transmit to any third party or use other than as expressly authorized hereunder, except to an affiliate (as defined in the 1940 Act) of the Adviser or the Sub-Adviser, as the case may be, any information, documentation or other written material with respect to the business affairs of the other party, including but not limited to information that is marked as “Confidential” by the Sub-Adviser, the Adviser or the Funds (“Confidential Information”). Each party agrees to hold the Confidential Information in confidence and not to disclose or use the Confidential Information for any purpose whatsoever other than as contemplated by this Agreement and to require each of its directors, officers, managers, employees, affiliates, representatives or agents not to disclose or use Confidential Information, except as authorized or permitted by this Agreement. Notwithstanding the foregoing, the Adviser may disclose or transmit Confidential Information with respect to the Funds: (i) to the Trust’s Board of Trustees; or (ii) with the prior written consent of the Sub-Adviser.

(b) Confidential Information shall not include: (i) any information that is available to the public or to the receiving party hereunder from sources other than the providing party (provided that such source is not, to the knowledge of the receiving party, subject to any confidentiality agreement with regard to such information); or (ii) any information that is independently developed by the receiving party without use of or reference to information from the providing party. Notwithstanding the foregoing, the parties may reveal Confidential Information to any regulatory agency or court of competent jurisdiction if such information to be disclosed is: (i) approved in writing by the other party for disclosure; or (ii) required by law, regulatory agency or court order to be disclosed by a party, provided, if permitted by law, that notice of such required disclosure is given to the other party prior to its disclosure if reasonably possible or as soon thereafter as is reasonably practicable and provided further that the providing party shall cooperate with the other party to limit the scope of such disclosure to the extent permitted by law.

18. The Sub-Adviser confirms that it has no present intention to seek royalties or other compensation from other persons (other than the sub-advisory fees set forth in the Agreement) in connection with the Funds’ investments, which utilize the Funds’ RAE strategies. At the time of this agreement, the Sub-Adviser has no actual knowledge of such arrangements and will, on a best efforts basis, reasonably ensure that no such payment of royalties or other compensation in such circumstances occurs. In the event, despite such best efforts, such arrangements occur, the Sub-Adviser will use its best efforts to terminate these arrangements.

19. Neither party shall be liable for or to the other for any loss caused directly or indirectly by Acts of God (including fire, flood, earthquake, storm, hurricane or other natural disaster), war, invasion, act of foreign enemies, hostilities (regardless of whether war is declared), civil war, rebellion, revolution, insurrection, military or usurped power or confiscation, terrorist activities, nationalization, government sanction, blockage, embargo, labor dispute, strike, lockout or interruption or failure of electricity or telephone service, beyond either party’s control.

20. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

21. Any notice or other communication required or permitted to be given hereunder shall be given in writing and mailed, faxed or delivered to the other party at the addresses set forth below:

If to Research Affiliates:

Daniel M. Harkins

Chief Legal Officer

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Phone: (949) 325-8731

Fax: (949) 325-8931

If to PIMCO:

David C. Flattum

Managing Director, General Counsel

650 Newport Center Drive

Newport Beach, CA 92660

Phone: (949) 720-6134

Fax: (949) 720-4590

Notice shall be deemed given upon receipt.

22. This Agreement constitutes the entire agreement of the parties hereto with respect to its subject matter and may be amended or modified only by a writing signed by duly authorized officers of both parties. This Agreement supersedes all previous sub-advisory agreements between the parties relating to the Funds. There are no oral or written collateral representations, agreements or understandings except as provided herein. The parties may mutually agree to other matters regarding the Advisory Services which may be represented by other agreements between the parties. Consistent with the foregoing sentence, the parties have entered into separate agreements, dated December 12, 2014, and March 11, 2015, as supplemented [    ], 2016, as each may be amended from time to time, which shall be controlling over this Agreement, as may be amended, as each relates to the subject matter of this Section 22.

23. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall be one and the same agreement.

24. No breach, default or threatened breach of this Agreement by either party shall relieve the other party of its obligations or liabilities under this Agreement with respect to the protection of the property or proprietary or confidential nature of any property which is the subject of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By:
[ ]
Title:	[ ]

RESEARCH AFFILIATES, LLC

By:
Katrina Sherrerd
Title:	President & Chief Operating Officer

APPENDIX B

PORTFOLIO IMPLEMENTATION AGREEMENT

PIMCO EQUITY SERIES

650 Newport Center Drive

Newport Beach, California 92660

AGREEMENT made as of the      day of              2016.

WHEREAS, Pacific Investment Management Company LLC, a Delaware limited liability company (the “Adviser”) has been retained by PIMCO Equity Series (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as investment adviser, to provide investment advisory services to the PIMCO Dividend and Income Fund, a series of the Trust (the “Fund”), pursuant to an investment advisory agreement (the “Investment Advisory Agreement”);

WHEREAS, the Fund seeks to achieve its investment objective in part by investing a portion of its assets consistent with the Fund’s RAE Fundamental investment strategy described in the Fund’s Prospectus (as defined below), which is an investment strategy related to a Research Affiliates Fundamental Index® (“RAFI®”) methodology developed by Research Affiliates, LLC (“Research Affiliates” or “Sub-Adviser”), a sub-adviser to the Fund pursuant to an investment sub-advisory agreement between the Adviser and Research Affiliates (the “Investment Sub-Advisory Agreement”);

WHEREAS, under the Investment Sub-Advisory Agreement, the Adviser and Sub-Adviser agreed that they may enter into an agreement with a third party for the provision of certain portfolio implementation services that are consistent with the services to be provided by the Sub-Adviser under the Investment Sub-Advisory Agreement;

WHEREAS, it is intended that an Indicative Portfolio (defined below) with respect to a portion of the Fund’s portfolio (such portion, the “Equity Sleeve”) developed by Research Affiliates will be communicated to Parametric Portfolio Associates LLC, a Delaware limited liability company (the “Portfolio Implementer”), which will facilitate the appropriate implementation of the Indicative Portfolio for the Equity Sleeve;

WHEREAS, the Adviser and Sub-Adviser wish to retain the Portfolio Implementer to assist the Adviser and Sub-Adviser in providing portfolio implementation services described herein (“Portfolio Implementation Services”) in connection with the Indicative Portfolio for the Equity Sleeve;

WHEREAS, the Portfolio Implementer is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and rules and regulations thereunder (“Advisers Act”); and

WHEREAS, the Portfolio Implementer is willing to provide such Portfolio Implementation Services to the Adviser and the Sub-Adviser upon the terms and conditions set forth below and for the compensation set forth in Exhibit A attached hereto, as may be amended from time to time.

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Adviser, the Sub-Adviser and the Portfolio Implementer as follows:

1. The Trust is an open-end investment company which has separate investment portfolios. Additional investment portfolios may be established in the future. This Agreement shall pertain to the Fund and to such additional investment portfolios as shall be designated as Funds in supplements to this Agreement, as further agreed among the Adviser, the Sub-Adviser and the Portfolio Implementer. The Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objective and restrictions applicable to the Fund as specified in the currently effective prospectus (the “Prospectus”) for the Trust included in the registration statement, as amended from time to time (the “Registration Statement”), filed by the Trust under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”). Copies of the documents referred to in the preceding sentence have been or will be furnished to the Portfolio Implementer promptly. Any amendments to those documents shall be furnished to the Portfolio Implementer promptly.

2. The Adviser and the Sub-Adviser hereby appoint the Portfolio Implementer to provide the Portfolio Implementation Services specified in this Agreement and the Portfolio Implementer hereby accepts such appointment and agrees to render the services herein set forth.

3. (a) The Portfolio Implementer shall, at its expense: (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Agreement; and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement. The Portfolio Implementer may from time to time seek research assistance and rely on investment management resources available to it through its affiliated companies, but in no case shall such reliance relieve the Portfolio Implementer of any of its obligations hereunder, nor shall the Sub-Adviser, the

Adviser or the Fund be responsible for any additional fees or expenses hereunder as a result. In all cases, the Portfolio Implementer shall remain liable as if such services were provided directly.

(b) The Portfolio Implementer shall not retain any other person to serve as an investment adviser, sub-adviser or portfolio implementer to the Fund. The Portfolio Implementer shall not pay any fee, based on the assets of the Fund, to any person providing research and/or investment advice to the Portfolio Implementer without the express written consent of the Adviser.

(c) The Portfolio Implementer shall not be required to pay any expenses of the Fund other than those specifically allocated to the Portfolio Implementer in this Agreement. In particular, but without limiting the generality of the foregoing, the Portfolio Implementer shall not be responsible, except to the extent of the reasonable compensation of such of the Trust’s employees (if any) as are officers or employees of the Portfolio Implementer whose services may be involved, for any of the following expenses of the Fund: compensation of the Trustees who are not affiliated with the Portfolio Implementer or any of its affiliates; taxes and governmental fees; interest charges; fees and expenses of the Fund’s independent registered public accounting firm and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Fund), transfer agent, registrar and dividend disbursing agent of the Fund; expenses of issuing, selling, redeeming, registering and qualifying for sale shares of beneficial interest in the Fund; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders’ meetings; organizational expenses; and extraordinary expenses.

4. (a) Subject to the direct supervision of the Sub-Adviser, and ultimate supervision of the Adviser, the Portfolio Implementer is responsible for effecting all portfolio transactions on behalf of the Fund’s Equity Sleeve. The Sub-Adviser shall be responsible for providing the Portfolio Implementer with a model portfolio (an “Indicative Portfolio”) for each strategy of the Fund’s Equity Sleeve, as further described in the Fund’s Registration Statement, and, on an ongoing basis, monitoring and supervising the implementation and any rebalancing of such Indicative Portfolio by the Portfolio Implementer. Such Indicative Portfolio shall include, without limitation, the information described in Section 4(h) below. Additionally, the Sub-Adviser shall provide Portfolio Implementer with instructions as to the frequency and timing of rebalancing the

Fund’s Equity Sleeve to track the Indicative Portfolio. The Sub-Adviser may utilize the Portfolio Implementer to effect transactions for the Fund’s Equity Sleeve based solely on the Indicative Portfolio created by the Sub-Adviser and any specific restrictions or instructions communicated to the Portfolio Implementer by the Sub-Adviser. The Portfolio Implementer shall have discretion to execute all portfolio transactions on behalf of the Fund’s Equity Sleeve necessary to implement the Indicative Portfolio specified by the Sub-Adviser for the Equity Sleeve. In exercising such discretion, Portfolio Implementer will seek to limit tracking error from the Indicative Portfolio but may allow the Fund’s Equity Sleeve to vary from the Indicative Portfolio subject to the supervision of the Sub-Adviser. Additionally, Portfolio Implementer may, in its sole discretion but subject to any restrictions communicated to the Portfolio Implementer by Sub-Adviser in writing, decline to purchase a security specified in the Indicative Portfolio, or decide to substitute a security specified in the Indicative Portfolio (an “Original Security”) for an alternative security (a “Substitute Security”), provided, however, that such Substitute Security shall provide similar economic exposure as the Original Security. The discretion provided to the Portfolio Implementer under this Section 4(a) shall be subject to any guidelines, limitations or restrictions provided by the Sub-Adviser or Adviser.

It is understood and agreed that it shall be the responsibility of the Sub-Adviser to oversee and monitor the services the Portfolio Implementer provides on behalf of the Equity Sleeve, as the Sub-Adviser’s agent hereunder, including the compliance of such services with the investment objectives, policies and restrictions applicable to the Equity Sleeve, as stated in the Fund’s Registration Statement, the 1940 Act, the provisions of the Internal Revenue Code relating to regulated investment companies and other applicable laws, rules and regulations, and the Portfolio Implementer shall reasonably cooperate with and provide such information that is reasonably requested by Sub-Adviser and/or Adviser regarding its services and activities on behalf of the Fund’s Equity Sleeve to the Sub-Adviser (and Adviser, as applicable) to assist them in carrying out such oversight and monitoring.

(b) In addition to effecting all portfolio transactions on behalf of the Fund’s Equity Sleeve, the Portfolio Implementer shall be responsible for providing middle and back office operational support for the Fund with respect to the services the Portfolio Implementer provides hereunder. Such support services are set forth in Exhibit B attached hereto, as may be amended from time to time. Portfolio Implementer shall not have responsibility for wiring funds, processing class action or bankruptcy litigation claims relating to any assets held by the Fund, or calculating the net asset value of the Fund.

(c) Unless otherwise instructed by the Trust’s Board of Trustees, the Adviser, or the Sub-Adviser, and subject to the oversight and instruction of the Sub-Adviser, the Portfolio Implementer shall be responsible for, as agent for the Sub-Adviser, exercising whatever powers the Trust, the Adviser and the Sub-Adviser may possess with respect to any of the portfolio securities or other investments of the Fund’s Equity Sleeve, including, but not limited to, the right to vote proxies, the power to exercise rights, options, warrants, conversion privileges and redemption privileges, and to tender securities pursuant to a tender offer; provided, however, that Portfolio Implementer shall not be required to pursue class actions or other legal actions with respect to such securities or investments. Additionally, the Portfolio Implementer will coordinate with the Adviser and/or Sub-Adviser to implement a securities lending program, provided, however, that (i) the Portfolio Implementer shall not be responsible for determining what securities will be leant, what short-term debt obligations to purchase, or when to recall securities that have been leant to third parties; and (ii) the Portfolio Implementer shall provide information as reasonably requested by the Adviser, Sub-Adviser or the Fund’s securities lending agent, including information relating to the Fund’s portfolio holdings. With respect to any domestic (U.S.) securities held in the Fund’s Equity Sleeve, only Portfolio Implementer will (i) exercise “investment discretion” with respect to Accounts within the meaning of Section 13(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) exercise “voting power” and “investment power” with respect to Accounts within the meaning of Rule 13d-3 under the Exchange Act and (iii) be responsible for filing any required reports pursuant to Sections 13(f), 13(d) and 13(g) of the Exchange Act and the rules thereunder. With respect to any foreign (non-U.S.) securities held in the Fund’s Equity Sleeve, and pursuant to the Adviser’s delegation of authority and subject to the Sub-Adviser’s oversight, the Portfolio Implementer shall also be responsible for filing on a timely basis any holdings disclosures or other reports as Portfolio Implementer may be required by law to file with regulatory authorities in foreign jurisdictions to the extent such requirements apply to the entity with investment discretion/power and/or voting power with respect to instruments held by the Fund’s portfolio.

(d) The Portfolio Implementer shall not use any inside information pertinent to investment decisions undertaken in connection with this Agreement that may be in its possession, nor will the Portfolio Implementer seek to obtain any such information.

(e) Upon request, the Portfolio Implementer shall provide to the Adviser and Sub-Adviser, and also the officers of the Trust, administrative assistance in connection with the operation of the Fund, which shall include (i) compliance with all reasonable requests of the Adviser and Trust for information, including information required in connection with the Trust’s filings with the Securities and Exchange Commission (“SEC”) and state securities commissions, and (ii) such other services as the Adviser and/or Sub-Adviser shall from time to time reasonably determine to be necessary or useful to the administration of the Fund. With respect to the services that the Portfolio Implementer is providing to the Fund, the Portfolio Implementer will keep the Adviser and the Sub-Adviser informed of developments materially affecting the Fund.

(f) The Portfolio Implementer shall provide Portfolio Implementation Services for the account of the Fund’s Equity Sleeve in accordance with the Portfolio Implementer’s best judgment and within the investment objectives, policies, and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Trust’s Board of Trustees. The Portfolio Implementer shall use the same skill and care in providing services to the Fund as it uses in providing services to clients and accounts for which it has full discretionary investment responsibility and shall use its best efforts to seek the overall best terms for the transactions of the Fund’s Equity Sleeve based on factors deemed relevant to the Portfolio Implementer.

(g) Upon request, the Portfolio Implementer shall furnish to the Adviser and the Trust’s Board of Trustees periodic and special reports (including any statistical information, as applicable to the Portfolio Implementer’s responsibilities under this Agreement) on the execution of the transactions of the Fund’s Equity Sleeve and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Trust’s officers or Board of Trustees shall reasonably request.

(h) The Sub-Adviser will communicate to the Portfolio Implementer an Indicative Portfolio for the Fund’s Equity Sleeve with such frequency as deemed by the Sub-Adviser to be necessary or appropriate and at the reasonable request of the Adviser. The Indicative Portfolio shall include at least the following information: (i) the name of the Fund; (ii) the constituent securities; (iii) the identifiers for such constituent securities; (iv) the number of constituent securities comprising the Indicative Portfolio; (v) the weights to be applied to such constituent securities; and (vi) such other information as the Sub-Adviser may reasonably believe is necessary to communicate to the Portfolio Implementer for purposes of fulfilling the Sub-Adviser’s obligations to the Adviser, on behalf of the Equity Sleeve, under the Investment Sub-Advisory Agreement.

(i) The Portfolio Implementer will promptly review all account reconciliation documents for the Fund, such as: (i) reports of current security holdings in the Equity Sleeve; (ii) summary reports of transactions; and (iii) current cash position reports (including cash available from portfolio sales and maturities and sales of the Fund’s shares less cash needed for redemptions and settlement of portfolio purchases), all within a reasonable time after receipt thereof from the Fund, the Adviser, the Sub-Adviser or any service provider thereto (such as the Fund’s custodian) and will report any errors or discrepancies in such reports to the Fund or its designee within three business days after discovery of such discrepancies.

(j) Prior to entering into trades or portfolio transactions, the Portfolio Implementer will monitor the Equity Sleeve’s compliance with the investment objectives, policies and restrictions applicable to the Equity Sleeve, including, but not limited to, the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended, and the 1940 Act and the rules and regulations promulgated thereunder, as amended, and as stated in the Fund’s Registration Statement and any other applicable investment limitations or other restrictions communicated to the Portfolio Implementer by the Adviser and/or Sub-Adviser. The Portfolio Implementer has adopted written policies and procedures reasonably designed to prevent violation by it, or any of its supervised persons, of the Advisers Act and the rules under the Advisers Act and all other laws and regulations relevant to the performance of its duties under this Agreement (the “Portfolio Implementer Procedures”), and the Portfolio Implementer has designated a chief compliance officer responsible for administering the Portfolio Implementer Procedures. The Portfolio Implementer will notify the Adviser and the Sub-Adviser promptly of any violations of such objectives, policies, restrictions and limitations.

(k) On occasions when the Portfolio Implementer is executing transactions in a security for the Fund as well as other of its clients, the Portfolio Implementer, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution of the order or lower brokerage commissions, if any. The Portfolio Implementer may also on occasion purchase or sell a particular security for one or more clients in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Implementer in the manner described in Portfolio Implementer’s then current Form ADV Part 2A.

(l) The Portfolio Implementer may, as described in Portfolio Implementer’s Form ADV Part 2A, cause the Fund to pay a broker which provides brokerage and research services to the Portfolio Implementer a commission for effecting a securities transaction in excess of the amount another broker might have charged. Such higher commissions may not be paid unless the Portfolio Implementer determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Portfolio Implementer’s overall responsibilities to the Trust and any other of the Portfolio Implementer’s clients.

(m) The Adviser and Sub-Adviser agree to take all steps necessary to provide the Portfolio Implementer with the authority to carry out its duties and obligations hereunder, including, but not limited to, issuing instructions to all custodians and broker-dealers as necessary to give the Portfolio Implementer all necessary authority to act on behalf of the Fund.

(n) Nothing herein shall relieve the Sub-Adviser of its duties or responsibilities under the Investment Sub-Advisory Agreement. The Sub-Adviser will develop the Indicative Portfolio and communicate such Indicative Portfolio to the Portfolio Implementer. The Portfolio Implementer is not authorized to exercise any discretion with respect to the Fund’s assets other than as provided in this Agreement.

(o) Unless specified by separate agreement, the Portfolio Implementation Services shall not include: (i) consultation with the Fund regarding the appropriateness of the benchmark or strategy as related to its overall investment objective (i.e., suitability analysis); (ii) initial and periodic client service and reporting to the Fund, including delivery of brochures and notices; or (iii) any form of custody of the Fund’s assets.

5. The Portfolio Implementer shall exercise its best judgment in rendering the services provided by it under this Agreement. Subject to the provisions of Section 9(a) hereof, the Portfolio Implementer shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser, the Sub-Adviser, the Trust or the Fund in connection with the matters to which this Agreement relates, except that the Portfolio Implementer shall be liable to the Adviser, the Sub-Adviser and the Fund for a loss resulting from a breach of fiduciary duty by the Portfolio Implementer under the 1940 Act with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Portfolio Implementer in the performance of its duties hereunder or from reckless disregard by the Portfolio Implementer of its obligations or duties under this Agreement. In no case shall the Portfolio Implementer be liable for reasonable actions taken or reasonable non-actions with respect to the performance of services under this Agreement based upon specific information, instructions or requests given or made to the Portfolio Implementer by the Adviser or the Sub-Adviser. As used in this Section, the term “Portfolio Implementer” shall include any officers, directors, employees or other affiliates of the Portfolio Implementer performing services with respect to the Fund.

6. (a) The Portfolio Implementer agrees that it will comply with all applicable laws, rules and regulations of all federal and state regulatory agencies having jurisdictions over the Portfolio Implementer in performance of its duties hereunder. The Portfolio Implementer will treat as confidential and proprietary information of the Fund all records and information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld, and the Portfolio Implementer shall not be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

(b) The Portfolio Implementer will notify the Fund, the Adviser and the Sub-Adviser in the event that the Portfolio Implementer: (i) becomes aware that it is subject to a statutory disqualification that prevents the Portfolio Implementer from providing the Portfolio Implementation Services pursuant to this Agreement; or (ii) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; provided, however, that to the extent such information is required to be publicly disclosed pursuant to SEC Regulation FD, such information has first been publicly disclosed by the Portfolio Implementer or its ultimate parent company pursuant to Regulation FD.

7. (a) For the services provided and the expenses assumed pursuant to this Agreement and except as provided in Section 7(b), the Adviser will pay the Portfolio Implementer certain fees as described below. The Adviser will pay the annual base fee to Portfolio Implementer as set forth on Exhibit A attached hereto (the “Base Fee”). The Base Fee shall be paid monthly in arrears on the first business day of each month. Additionally, the Adviser will pay the Portfolio Implementer a fee computed daily and paid monthly in arrears on the first business day of each month, based upon the average daily value (as determined on each business day at the time set forth in the Fund’s Prospectus for determining net asset value per share) of the net assets of the Fund attributable to its Equity Sleeve (the “AUM Fee”), equal to the lesser of: (i) a fee at the per annum rate set forth in Exhibit A attached hereto, as may be amended from time to time; or (ii) such fee as may from time to time be agreed upon in writing by the Adviser and the Portfolio Implementer. The Portfolio Implementer will accept the AUM Fee and the Base Fee as full compensation for the services provided under this Agreement. The terms “fee” and/or “fees” may be used interchangeably throughout this Agreement and shall refer to both the AUM Fee and the Base Fee. If the fee payable to the Portfolio Implementer pursuant to this paragraph begins to accrue after the beginning of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating fees, the value of the Fund’s net assets attributable to its Equity Sleeve shall be computed in the manner specified in the Fund’s Prospectus and the Trust’s governing instruments for the computation of the value of the Fund’s net assets in connection with the determination of the net asset value of the Fund’s shares. Payment of said compensation shall be the sole responsibility of the Adviser and shall in no way be an obligation of the Sub-Adviser, the Fund or the Trust.

(b) If any investment company, separate account, sub-advised account, other pooled vehicle or other account, which is (i) sponsored or advised by the Adviser, (ii) sub-advised by the Sub-Adviser pursuant to an agreement wherein the Sub-Adviser is primarily responsible for determining how the assets of such pooled vehicle or account are to be allocated, (iii) provided portfolio implementation services by the Portfolio Implementer and (iv) eligible to invest in the Fund (“PIMCO Managed Account”), including, without limitation, PIMCO RAE Fundamental Global Fund and PIMCO RAE Fundamental Global ex-US Fund, invests in the Fund, the Portfolio Implementer shall, subject to applicable law, waive any fee to which it would be entitled under Section 7(a) of this Agreement with respect to any assets of a PIMCO Managed Account invested in the Fund. For the avoidance of doubt, any assets of a PIMCO Managed Account invested in the Fund shall be excluded when the Fund’s net assets attributable to its Equity Sleeve are valued for the purpose of calculating the applicable fees payable pursuant to the fee schedule set forth in Exhibit A to this Agreement, as may be amended from time to time. By way of clarification, PIMCO Managed Accounts do not include investment companies, separate accounts, sub-advised accounts, other pooled vehicles or other accounts for which the Sub-Adviser serves as sub-adviser but the Sub-Adviser is not primarily responsible for asset allocation determinations. In this regard, the Sub-Adviser would not be considered to be primarily responsible for asset allocation determinations for a vehicle or account if the Sub-Adviser’s services are limited to a component of the overall strategy of the vehicle or account and the Sub-Adviser does not have primary asset allocation responsibility for the vehicle or account as a whole, including where the Sub-Adviser provides index constituents and weights for proprietary strategies or exposures that are or may be utilized by the vehicle or account.

8. (a) This Agreement shall become effective with respect to the Fund as of the date hereof (and, with respect to any amendment, or with respect to any additional Fund, the date of the amendment or supplement hereto) and shall continue in effect with respect to the Fund for an initial period of two years (or, with respect to any additional Fund, for a period of not more than two years from the date of the supplement) and shall continue thereafter only so long as the continuance is specifically approved at least annually: (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Trust’s Board of Trustees; and (ii) by the vote, cast in person at a meeting called for the purpose, of a majority of the Trust’s Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

(b) This Agreement may be terminated with respect to the Fund (or any additional Fund) at any time, without the payment of any penalty, by: (i) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund; (ii) a vote of a majority of the Trust’s entire Board of Trustees on sixty (60) days’ written notice to the Portfolio Implementer; (iii) the Adviser and the Sub-Adviser on sixty (60) days’ written notice to the Portfolio Implementer; or (iv) the Portfolio Implementer on sixty (60) days’ written notice to the Trust, Adviser and Sub-Adviser. This Agreement (or any supplement hereto) shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

9. (a) The Portfolio Implementer shall indemnify and hold harmless the Adviser and Sub-Adviser and their respective officers, directors, trustees, managers, partners, employees, affiliates and agents from and against any and all liabilities, losses, claims, damages and expenses, including reasonable attorneys’ fees and expenses, of any kind or nature directly or indirectly resulting solely from or solely out of: (i) any material misrepresentation, breach of any material representation or failure to comply with any provision, warranty or obligation made by the Portfolio Implementer or its agents in connection with this Agreement or any applicable laws and regulations; (ii) any actions or failure to act by the Portfolio Implementer or its agents in connection with this Agreement that results in a violation of any law; or (iii) any gross negligence, willful misfeasance, bad faith or reckless disregard by the Portfolio Implementer or its affiliates or agents in fulfilling the Portfolio Implementer’s obligations under this Agreement.

(b) The Adviser shall indemnify and hold harmless the Sub-Adviser and the Portfolio Implementer and their respective officers, directors, trustees, managers, partners employees, affiliates and agents from and against any and all liabilities, losses, claims, damages and expenses, including reasonable attorneys’

fees and expenses, of any kind or nature directly or indirectly resulting solely from or solely out of: (i) any material misrepresentation, breach of any material representation or failure to comply with any provision, warranty or obligation made by the Adviser in connection with this Agreement or any applicable laws and regulations; (ii) any actions or failure to act by the Adviser in connection with this Agreement that results in a violation of any law; or (iii) any gross negligence, willful misfeasance, bad faith or reckless disregard of the Adviser in fulfilling its obligations under this Agreement.

(c) The Sub-Adviser shall indemnify and hold harmless the Adviser and the Portfolio Implementer and their respective officers, directors, trustees, managers, partners employees, affiliates and agents from and against any and all liabilities, losses, claims, damages and expenses, including reasonable attorneys’ fees and expenses, of any kind or nature directly or indirectly resulting solely from or solely out of: (i) any material misrepresentation, breach of any material representation or failure to comply with any provision, warranty or obligation made by the Sub-Adviser in connection with this Agreement or any applicable laws and regulations; (ii) any actions or failure to act by the Sub-Adviser in connection with this Agreement that results in a violation of any law; or (iii) any gross negligence, willful misfeasance, bad faith or reckless disregard of the Sub-Adviser in fulfilling its obligations under this Agreement.

10. Except to the extent necessary to perform the Portfolio Implementer’s obligations under this Agreement and/or as otherwise agreed to by the parties, nothing herein shall be deemed to limit or restrict the right of the Portfolio Implementer, or any affiliate of the Portfolio Implementer, or any employee of the Portfolio Implementer, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Portfolio Implementer’s ability to meet its obligations to the Fund hereunder.

11. It is understood that the names “PIMCO”, “PIMCO Equity Series” or “PIMCO Funds” or any derivative thereof or logo associated therewith are the valuable property of the Adviser and its affiliates. The Portfolio Implementer (or any of its affiliates) agrees that it shall not use any such names (or derivative or logo) without the prior consent of the Adviser. It is understood that “Parametric Portfolio Associates™” and Parametric with the iris flower logo and any derivative or logo associated therewith are the valuable property of Portfolio Implementer. While Portfolio Implementer consents to the use of the marks and logos for purposes of describing Portfolio Implementer’s role and responsibilities under this Agreement, rights to such intellectual property will remain with the Portfolio Implementer and nothing in this Agreement shall be construed otherwise. It is understood that “Research Affiliates®”, “RAE®”, “RAE® Fundamental”, “RAE® Income”, “RAFI®”, “Enhanced RAFI”, “eRAFI®”, “RALVEI”, “RAFI Low Volatility®”, “Fundamental Index®”, any associated logos and the method of formulation of the RAFI® series of indexes and the enhanced versions of the RAFI® series of indexes (each RAFI® index and enhanced version of a RAFI® index, a “RAFI® Index”) are the proprietary and valuable property of the Sub-Adviser. While the Sub-Adviser consents to the use of the marks and logos, rights to such intellectual property will remain with the Sub-Adviser and nothing in this Agreement shall be construed otherwise.

12. Any activities undertaken by the Portfolio Implementer on behalf of the Fund pursuant to this Agreement shall at all times be subject to any applicable directives of the Board of Trustees of the Trust.

13. In compliance with the requirements of Rule 31a-3 under the 1940 Act, and any other applicable federal or state rule, the Portfolio Implementer hereby agrees that all records that it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request; provided, however, that the foregoing shall not be construed to prohibit the retention by the Portfolio Implementer or its representatives of archival information including the Fund’s accounts data and performance record in performance composites, assets under management, and other marketing-related reporting documents. Further, compliance with Rule 31a-3 does not preclude retention by the Portfolio Implementer or its representatives of documents and records as required for the purpose of facilitating compliance with this Agreement, applicable law or regulation, when automatically stored or archived in electronic form pursuant to standard backup or archival procedures. The Portfolio Implementer further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act and any other applicable Rule, the records required to be maintained by the Portfolio Implementer hereunder pursuant to Rule 31a-1 of the 1940 Act and any other applicable federal or state rule. The Portfolio Implementer further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund, as they specifically relate to the Portfolio Implementer’s responsibilities under this Agreement, are being conducted in accordance with applicable law and regulations.

14. The Portfolio Implementer’s obligations and liability under this Agreement are limited by the following: Adviser represents, warrants and agrees that, except as is expressly provided for in this Agreement and/or the Investment

Sub-Advisory Agreement, Adviser has sole responsibility for the accuracy and completeness of the Registration Statement, except for information regarding the Portfolio Implementer that has been specifically approved by the Portfolio Implementer for inclusion therein.

15. This Agreement shall be construed in accordance with the laws of the State of California without regard to the conflicts of law principles thereof, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

16. No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought.

17. (a) For the term of this Agreement and for five years after termination, the Adviser, the Sub-Adviser and the Portfolio Implementer shall treat as confidential and shall not disclose or transmit to any third party or use other than as expressly authorized hereunder, except to an affiliate (as defined in the 1940 Act) of the Adviser, the Sub-Adviser or the Portfolio Implementer, as the case may be, any information, documentation or other written material with respect to the business affairs of the other party, including but not limited to information that is marked as “Confidential” by the Sub-Adviser, the Portfolio Implementer, the Adviser or the Fund (“Confidential Information”). Each party agrees to hold the Confidential Information in confidence and not to disclose or use the Confidential Information for any purpose whatsoever other than as contemplated by this Agreement and to require each of its directors, officers, managers, employees, affiliates, representatives or agents not to disclose or use Confidential Information, except as authorized or permitted by this Agreement. Notwithstanding the foregoing, the Adviser may disclose or transmit Confidential Information with respect to the Fund: (i) to the Trust’s Board of Trustees; or (ii) with the prior written consent of the Portfolio Implementer or the Sub-Adviser, as applicable.

(b) Confidential Information shall not include: (i) any information that is available to the public or to the receiving party hereunder from sources other than the providing party (provided that such source is not, to the knowledge of the receiving party, subject to any confidentiality agreement with regard to such information); or (ii) any information that is independently developed by the receiving party without use of or reference to information from the providing party. Notwithstanding the foregoing, the parties may reveal Confidential Information to any regulatory agency or court of competent jurisdiction if such information to be disclosed is: (i) approved in writing by the other party for disclosure; or (ii) required by law, regulatory agency or court order to be disclosed by a party, provided, if permitted by law, that notice of such required disclosure is given to the other party prior to its disclosure if reasonably possible or as soon thereafter as is reasonably practicable and provided further that the providing party shall cooperate with the other party to limit the scope of such disclosure to the extent permitted by law.

18. No party shall be liable for or to any other party for any loss caused directly or indirectly by Acts of God (including fire, flood, earthquake, storm, hurricane or other natural disaster), war, invasion, act of foreign enemies, hostilities (regardless of whether war is declared), civil war, rebellion, revolution, insurrection, military or usurped power or confiscation, terrorist activities, nationalization, government sanction, blockage, embargo, labor dispute, strike, lockout or interruption or failure of electricity or telephone service, beyond a party’s control.

19. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

20. Any notice or other communication required or permitted to be given hereunder shall be given in writing and mailed, faxed or delivered to the applicable party at the addresses set forth below:

If to Parametric Portfolio Associates:

Parametric Portfolio Associates

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Attn: Legal and Compliance Department

Phone: (206) 694-5500

Fax: (206) 381-2750

If to PIMCO:

David C. Flattum

Managing Director, General Counsel

650 Newport Center Drive

Newport Beach, CA 92660

Phone: (949) 720-6134

Fax: (949) 720-4590

If to Research Affiliates:

Daniel M. Harkins

Chief Legal Officer

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Phone: (949) 325-8731

Fax: (949) 325-8931

Notice shall be deemed given upon receipt.

21. This Agreement constitutes the entire agreement of the parties hereto with respect to its subject matter and may be amended or modified only by a writing signed by duly authorized officers of both parties. There are no oral or written collateral representations, agreements or understandings except as provided herein. The parties may mutually agree to other matters regarding the Portfolio Implementation Services which may be represented by other agreements between the parties.

22. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall be one and the same agreement.

23. No breach, default or threatened breach of this Agreement by a party shall relieve the other parties of their respective obligations or liabilities under this Agreement with respect to the protection of the property or proprietary or confidential nature of any property which is the subject of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By:

Title:	Managing Director

PARAMETRIC PORTFOLIO ASSOCIATES LLC

By:

Title:

RESEARCH AFFILIATES, LLC

By:
Katrina Sherrerd
Title:	President & Chief Operating Officer

APPENDIX C

INVESTMENT ADVISORY CONTRACT

PIMCO EQUITY SERIES

840 Newport Center Drive

Newport Beach, California 92660

March 30, 2010

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Dear Sirs:

This contract dated March 30, 2010 (the “Contract”) is between PIMCO Equity Series (the “Trust”) and Pacific Investment Management Company LLC (the “Adviser”). This Contract will confirm the agreement between the Trust and Adviser as follows:

1. The Trust is an open-end investment company which has separate investment portfolios, listed on Exhibit A attached hereto and made a part hereof, as such Exhibit A may be amended from time to time (the “Funds” and each, a “Fund”) all of which are subject to this Contract, as supplemented. Additional investment portfolios may be established in the future. This Contract shall pertain to the Funds and to such additional investment portfolios as shall be designated in amendments or Supplements to this Contract, as further agreed between the Trust and the Adviser. The Trust engages in the business of investing and reinvesting the assets of each Fund in the manner and in accordance with the investment objective and restrictions applicable to that Fund as specified in the currently effective Prospectus (the “Prospectus”) for the Trust included in the registration statement, as amended from time to time (the “Registration Statement”), filed by the Trust under the Investment Company Act of 1940 (the “1940 Act”) and the Securities Act of 1933 (the “1933 Act”). Copies of the documents referred to in the preceding sentence have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly. Pursuant to a Distribution Contract (the “Distribution Contract”), between the Trust and the Trust’s principal underwriter (the “Distributor”), the Trust has employed the Distributor to serve as principal underwriter for the shares of beneficial interest of the Trust. Pursuant to a Supervision and Administration Agreement between the Trust and the Adviser, the Trust has also retained the Adviser to provide the Trust with supervisory, administrative and other services.

2. The Trust hereby appoints the Adviser to provide the investment advisory services specified in this Contract and the Adviser hereby accepts such appointment.

3. (a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Contract and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Contract. The Adviser may from time to time seek research assistance and rely on investment management resources available to it through its affiliated companies, but in no case shall such reliance relieve the Adviser of any of its obligations hereunder, nor shall the Trust be responsible for any additional fees or expenses hereunder as a result.

(b) The Trust shall be responsible for all of its expenses and liabilities, including compensation of its Trustees who are not affiliated with the Adviser, the Distributor or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust’s independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Trust), transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, redeeming, registering and qualifying for sale shares of beneficial interest in the Trust; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders’ meetings; organizational expenses; and extraordinary expenses. Notwithstanding the foregoing, the Trust may enter into a separate agreement, which shall be controlling over this Contract, as amended, pursuant to which some or all of the foregoing expenses of this Section 3(b) shall be the responsibility of the other party or parties to that agreement.

4. (a) The Adviser shall provide to the Trust investment guidance and policy direction in connection with the management of the Funds, including oral and written research, analysis, advice, and statistical and economic data and information.

Consistent with the investment objectives, policies and restrictions applicable to the Trust and the Funds, the Adviser will determine the securities and other assets to be purchased or sold or the other techniques to be utilized (including, but not limited to, securities lending) by each Fund and will determine what portion of each Fund shall be invested in securities or other assets, and what portion, if any, should be held uninvested.

The Trust will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory clients of the Adviser. It is understood that the Adviser will not, to the extent inconsistent with applicable law, use any material nonpublic information pertinent to investment decisions undertaken in connection with this Contract that may be in its possession or in the possession of any of its affiliates.

(b) The Adviser also shall provide to the officers of the Trust administrative assistance in connection with the operation of the Trust and the Funds, which shall include (i) compliance with all reasonable requests of the Trust for information, including information required in connection with the Trust’s filings with the Securities and Exchange Commission and state securities commissions, and (ii) such other services as the Adviser shall from time to time determine to be necessary or useful to the administration of the Trust and Funds.

(c) As manager of the assets of the Funds, the Adviser shall make investments for the account of the Funds in accordance with the Adviser’s best judgment and within the investment objectives, policies, and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Trust’s Board of Trustees.

(d) The Adviser shall furnish to the Trust’s Board of Trustees periodic reports on the investment performance of the Trust and its Funds and on the performance of its obligations under this Contract and shall supply such additional reports and information as the Trust’s officers or Board of Trustees shall reasonably request.

(e) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other of its clients, the Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution of the order or lower brokerage commissions, if any. The Adviser may also on occasion purchase or sell a particular security for one or more clients in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other customers.

(f) The Adviser may cause a Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker might have charged. Such higher commissions may not be paid unless the Adviser determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Adviser’s overall responsibilities to the Trust and any other of the Adviser’s clients.

(g) The Adviser may itself, or may cause a Fund to, commence, join in, consent to or oppose the reorganization, recapitalization, consolidation, sale, merger, foreclosure, liquidation or readjustment of the finances of any person or the securities or other property thereof, and to deposit any securities or other property with any protective, reorganization or similar committee. Without limiting the generality of the foregoing, the Adviser may represent a Fund on a creditors’ (or similar) committee.

(h) The Adviser shall have sole authority to exercise whatever powers the Trust may possess with respect to any of the assets of a Fund, including, but not limited to, the right to vote proxies, the power to exercise rights, options, warrants, conversion privileges and redemption privileges, and to tender securities pursuant to a tender offer.

(i) The Adviser shall have the authority to enter into any agreements and execute any documents (e.g., any derivatives documentation such as exchange traded and over-the-counter, as applicable) required to meet the obligations of a Fund with respect to any investments made for the Fund which shall include any market and/or industry standard documentation and the standard representations and/or indemnifications contained therein.

5. The Adviser shall give the Trust the benefit of the Adviser’s best judgment and efforts in rendering services under this Contract. The Adviser may rely on information reasonably believed by it to be accurate and reliable. As an inducement for the Adviser’s undertaking to render services under this Contract, the Trust agrees that neither the Adviser nor its members, officers, directors, or employees shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under this Contract, except by reason of willful misfeasance, bad faith, or gross negligence in performance of the Adviser’s duties, or by reason of reckless disregard of the Adviser’s obligations and duties under this Contract. This provision shall govern only the liability to the Trust of the Adviser and that of its members, officers, directors, and employees, and shall in no way govern the liability to the Trust or the Adviser or provide a defense for any other person including persons that provide services for the Funds as described in this Contract.

6. In consideration of the services to be rendered by the Adviser under this Contract, each Fund shall pay the Adviser a monthly fee on the first business day of each month, based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund, during the preceding month, at the annual rates provided for in Exhibit A, as such Exhibit A may be amended from time to time.

If the fees payable to the Adviser pursuant to this Section 6 begin to accrue before the end of any month or if this Contract terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of each Fund shall be computed in the manner specified in the Prospectus for the computation of net asset value. For purposes of this Contract, a “business day” is any day a Fund is open for business or as otherwise provided in the Trust’s Prospectus.

7. (a) This Contract shall become effective with respect to the Funds on March 30, 2010 (and, with respect to any amendment, or with respect to any additional fund, the date of the amendment or Supplement hereto) and shall continue in effect with respect to a Fund for a period of more than two years from that date (or, with respect to any additional fund, the date of the Supplement) and shall continue thereafter only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Trust’s Board of Trustees and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Trust’s trustees who are not parties to this Contract or “interested persons” (as defined in the 1940 Act) of any such party.

(b) This Contract may be terminated with respect to a Fund (or any additional fund) at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by a vote of a majority of the Trust’s entire Board of Trustees on 60 days’ written notice to the Adviser or by the Adviser on 60 days’ written notice to the Trust. This Contract (or any Supplement hereto) shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

8. Except to the extent necessary to perform the Adviser’s obligations under this Contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

9. The investment management services of the Adviser to the Trust under this Contract are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

10. It is understood that the names “Pacific Investment Management Company LLC” or “PIMCO” or any derivative thereof or logo associated with those names and other servicemarks and trademarks owned by the Adviser or its affiliates are the valuable property of the Adviser and its affiliates, and that the Trust and/or the Funds may use such names (or derivatives or logos) only as permitted by the Adviser.

11. Notices of any kind to be given to PIMCO by the Trust shall be in writing and shall be duly given if mailed or delivered to PIMCO at 840 Newport Center Drive, Newport Beach, California 92660, or to such other address or to such individual as shall be specified by PIMCO. Notices of any kind to be given to the Trust by PIMCO shall be in writing and shall be duly given if mailed or delivered to 840 Newport Center Drive, Newport Beach, California 92660, or to such other address or to such individual as shall be specified by the Trust.

12. This Contract may be executed in one or more counterparts, each of which shall be deemed to be an original.

13. This Contract shall be construed in accordance with the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

(a) If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby and, to this extent, the provisions of this Contract shall be deemed to be severable. To the extent that any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

(b) The captions in this Contract are included for convenience only and in no way define any of the provisions hereof or otherwise affect their construction or effect.

If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

PIMCO EQUITY SERIES

By:
Name:	Peter G. Strelow
Title:	Vice President

ACCEPTED:

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By:
Name:	Brent R. Harris
Title:	Managing Director

APPENDIX D

DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF PIMCO

Name and Address*	Position with PIMCO/Principal Occupations
Amey, Mike	Managing Director, PIMCO
Anderson, Joshua M.	Managing Director, PIMCO
Balls, Andrew Thomas	Managing Director and CIO Global, PIMCO
Blute, Ryan Patrick	Managing Director, PIMCO
Bodereau, Philippe	Managing Director, PIMCO
Bosomworth, Andrew	Managing Director, PIMCO
Braun, David	Managing Director, PIMCO
Bridwell, Jennifer S.	Managing Director, PIMCO
Clarida, Richard H.	Managing Director, PIMCO
Dawson, Craig A.	Managing Director, PIMCO; Director, PIMCO Europe Ltd.; and Trustee, PIMCO-Managed Funds
De Leon, William G.	Managing Director, PIMCO
Devlin, Edward	Managing Director, PIMCO
Dialynas, Chris P.	Managing Director, PIMCO
Durham, Jennifer E.	Managing Director and Chief Compliance Officer, PIMCO; Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT
Fahmi, Mohsen	Managing Director, PIMCO
Fels, Joachim	Managing Director, PIMCO
Fisher III, David N.	Managing Director, PIMCO
Flattum, David C.	Managing Director, General Counsel, PIMCO; Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT
Gomez, Michael A.	Managing Director, PIMCO
Graham, Stuart	Managing Director, PIMCO
Harris, Brent Richard	Managing Director, PIMCO. Director and President, StocksPLUS Management, Inc.; Trustee, Chairman and Senior Vice President of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PIMCO Luxembourg S.A. and PIMCO Luxembourg II

Name and Address*	Position with PIMCO/Principal Occupations
Hodge, Douglas M.	Managing Director and Chief Executive Officer, PIMCO; Trustee and Senior Vice President of PIMCO Funds, PIMCO Variable Insurance Trust, and PIMCO ETF Trust; Senior Vice President of PIMCO Equity Series and PIMCO Equity Series VIT; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Europe Ltd., PIMCO Asia Pte Ltd., PIMCO Australia Pty Ltd, PIMCO Japan Ltd. and PIMCO Asia Limited (Hong Kong)
Horne, Jonathan Lane	Managing Director, PIMCO
Hyman, Daniel	Managing Director, PIMCO
Ivascyn, Daniel J.	Managing Director and Group Chief Investment Officer, PIMCO
Jacobs IV, Lew W.	Managing Director and President, PIMCO
Jessop, Andrew	Managing Director, PIMCO
Johnson, Nicholas	Managing Director, PIMCO
Kiesel, Mark R.	Managing Director and CIO Global Credit, PIMCO
Korinke, Kimberley Grace	Managing Director, PIMCO
LeBrun Jr., Richard R.	Managing Director, PIMCO
Louanges, Matthieu	Managing Director, PIMCO
Lown, David C.	Managing Director, PIMCO
Mariappa, Sudesh N.	Managing Director, PIMCO
Masanao, Tomoya	Managing Director, PIMCO
Mather, Scott A.	Managing Director and CIO U.S. Core Strategies, PIMCO
Matsui, Akinori	Managing Director, PIMCO
Mattu, Ravi K.	Managing Director, PIMCO
Mead, Robert	Managing Director, PIMCO
Mewbourne, Curtis A.	Managing Director, PIMCO
Mittal, Mohit	Managing Director, PIMCO
Mogelof, Eric J.	Managing Director, PIMCO
Moore, James F.	Managing Director, PIMCO
Murata, Alfred T.	Managing Director, PIMCO
Murray, John William	Managing Director, PIMCO
Ongaro, Douglas J.	Managing Director, PIMCO
Otterbein, Thomas J.	Managing Director, PIMCO
Pagani, Lorenzo P.	Managing Director, PIMCO
Rodosky, Stephen A.	Managing Director, PIMCO
Schneider, Jerome M.	Managing Director, PIMCO

Name and Address*	Position with PIMCO/Principal Occupations
Seidner, Marc Peter	Managing Director and CIO, Non-traditional Strategies, PIMCO
Shanahan, Robin	Managing Director, PIMCO
Stracke, Christian	Managing Director, PIMCO
Strelow, Peter G.	Managing Director, PIMCO; President of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO-Managed Funds
Sundstrom, Geraldine	Managing Director, PIMCO
Sutherland, Eric Michael	Managing Director, PIMCO; Head of Sales, PIMCO Investments
Thimons, Joshua	Managing Director, PIMCO
Vaden, Andrew Taylor	Managing Director, PIMCO
Wang, Qi	Managing Director, PIMCO
Whitten, Candice Stack	Managing Director, PIMCO
Wilson, Susan L.	Managing Director, PIMCO
Witt, Frank	Managing Director, PIMCO
Worah, Mihir P.	Managing Director and CIO Real Return and Asset Allocation, PIMCO
Young, Robert O.	Managing Director, PIMCO

*	The address for each person listed is 650 Newport Center Drive, Newport Beach, CA 92660.

APPENDIX E

TRUSTEES AND OFFICERS OF THE TRUST

The following provides a listing of each Trustee and officer of the Trust who is an officer or director of PIMCO.

Name	Position with the Trust	Positions with PIMCO
Peter G. Strelow	President	Managing Director

David C. Flattum	Chief Legal Officer	Managing Director and General Counsel

Jennifer E. Durham	Chief Compliance Officer	Managing Director

Brent R. Harris	Chairman of the Board and Trustee; Senior Vice President	Managing Director

Douglas M. Hodge	Senior Vice President	Managing Director, Chief Executive Officer and Member of the Executive Committee

Kevin M. Broadwater	Vice President — Senior Counsel	Executive Vice President and Deputy General Counsel

Joshua D. Ratner	Vice President — Senior Counsel, Secretary	Executive Vice President and Senior Counsel

Ryan G. Leshaw	Assistant Secretary	Senior Vice President and Senior Counsel

Stacie D. Anctil	Vice President	Senior Vice President

William G. Galipeau	Vice President	Executive Vice President

Eric D. Johnson	Vice President	Executive Vice President

Henrik P. Larsen	Vice President	Senior Vice President

Greggory S. Wolf	Vice President	Senior Vice President

Trent W. Walker	Treasurer	Executive Vice President

E-1

Name	Position with the Trust	Positions with PIMCO
Erik C. Brown	Assistant Treasurer	Executive Vice President

Jason J. Nagler	Assistant Treasurer	Vice President

In their capacity as mid-to-senior level employees of PIMCO, certain officers and directors of the Trust may become eligible to acquire Class M Units of PIMCO through the “M Unit Option Plan”. Class M Units are non-voting common equity of PIMCO and participation in the M Unit Option Plan is contingent upon continued employment at PIMCO. Class M Units are granted in two ways: as staking awards and as an increasing component of total compensation as compensation increases.

Previously, certain senior PIMCO employees were eligible to purchase Class B Units of PIMCO. Class B Units are equity interests in PIMCO. Allianz has been repurchasing Class B Units over time and outstanding Class B Units not yet repurchased total less than 1% ownership of PIMCO.

E-2

APPENDIX F

BENEFICIAL OWNERSHIP

As of June 29, 2016, the following persons owned of record or beneficially 5% or more of the Shares of a class of the Fund:

CLASS	NAME AND ADDRESS	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS XXXXX, MANCHESTER RD, SAINT LOUIS, MO 63131-3729	1,578,847.147	9.41%

A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK, NY 10281-1003	1,901,370.611	11.33%

A	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY, NJ 07399-0002	2,882,181.106	17.18%

A	FIRST CLEARING LLC SPECIAL CUSTODY OF ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER, 2801 MARKET ST, SAINT LOUIS, MO 63103-2523	1,193,423.835	7.11%

A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR, SAN DIEGO, CA 92121-3091	1,380,483.037	8.23%

A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM, 4800 DEER LAKE DR E FL 3, JACKSONVILLE, FL 32246-6484	2,484,498.244	14.81%

CLASS	NAME AND ADDRESS	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO, CA 94105-1905	897,220.106	5.35%

C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK, NY 10281-1003	1,376,969.206	7.01%

C	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY, NJ 07399-0002	2,675,810.707	13.62%

C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY ST, PETERSBURG, FL 33716-1100	1,244,514.220	6.34%

C	FIRST CLEARING LLC SPECIAL CUSTODY OF ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER, 2801 MARKET ST, SAINT LOUIS, MO 63103-2523	2,355,843.602	12.00%

C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR, SAN DIEGO, CA 92121-3091	1,419,144.431	7.23%

CLASS	NAME AND ADDRESS	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM, 4800 DEER LAKE DR E FL 3, JACKSONVILLE, FL 32246-6484	3,553,236.091	18.09%

C	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR, JERSEY CITY, NJ 07311	1,815,205.121	9.24%

D	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY, NJ 07399-0002	160,393.883	14.98%

D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY, NJ 07310-2010	300,187.911	28.03%

D	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR, SAN DIEGO, CA 92121-3091	59,738.882	5.58%

D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO, CA 94105-1905	305,852.399	28.56%

D	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	94,867.484	8.86%

CLASS	NAME AND ADDRESS	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO, CA 94105-1905	895,725.938	28.15%

INST	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY, NJ 07399-0002	568,423.958	17.87%

INST	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY, NJ 07310-2010	588,876.370	18.51%

INST	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	874,471.861	27.48%

P	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER, 60 S 6TH ST STE 700 # P08, MINNEAPOLIS, MN 55402-4413	302,323.840	8.42%

P	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER, 499 WASHINGTON BLVD FL 9, JERSEY CITY, NJ 07310-2055	424,623.996	11.83%

CLASS	NAME AND ADDRESS	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
P	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY ST, PETERSBURG FL 33716-1100	224,790.519	6.26%

P	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY, NJ 07311	657,525.244	18.32%

P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS, 4800 DEER LAKE DR E FL, 3 JACKSONVILLE, FL 32246-6484	1,077,211.841	30.01%

P	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR, SAN DIEGO, CA 92121-3091	439,590.914	12.25%

To the best of the Trust’s knowledge, as of June 29, 2016, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the shares of each class of the Fund.

PES_Proxy_062916

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PIMCO Dividend and Income Fund (formerly, PIMCO Dividend and Income Builder Fund)

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 26, 2016

The undersigned holder(s) of PIMCO Dividend and Income Fund (formerly, PIMCO Dividend and Income Builder Fund), a series of the PIMCO Equity Series (the “Trust”), hereby appoint(s) Peter G. Strelow, William Galipeau, Joshua D. Ratner and Ryan G. Leshaw, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Special Meeting of Shareholders of the Fund (the “Special Meeting”) to be held at the Newport Beach Marriott Hotel & Spa, Avalon, 900 Newport Center Drive, Newport Beach, California 92660, on August 26, 2016 beginning at 9:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement dated July 5, 2016. The undersigned hereby revokes any prior proxy given with respect to the Special Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSALS INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSALS.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 26, 2016. The Proxy Statement is also available at www.proxyonline.com/docs/PIMCODividendIncomeFund.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PIMCO Dividend and Income Fund (formerly, PIMCO Dividend and Income Builder Fund)

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example:  ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

A. PROPOSALS
		FOR	AGAINST	ABSTAIN

1.	To approve a sub-advisory agreement for the Fund between PIMCO, the Fund’s investment adviser, and Research Affiliates (the “Sub-Advisory Agreement”)	O	O	O

2.	To approve a portfolio implementation agreement for the Fund among PIMCO, Research Affiliates, and Parametric (the “Portfolio Implementation Agreement”)	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE TRUST. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]